Execution Version Published Deal CUSIP: 938836AE3 Published Revolving Facility CUSIP: 938836AF0 AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 19, 2019 AMONG WASHINGTON GAS LIGHT COMPANY, THE LENDERS PARTIES HERETO, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT, BRANCH BANKING AND TRUST COMPANY, MUFG BANK, LTD. AND TD BANK, N.A., AS CO-SYNDICATION AGENTS, AND WELLS FARGO SECURITIES, LLC, BB&T CAPITAL MARKETS, MUFG BANK, LTD. AND TD SECURITIES (USA) LLC AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS 12240383v6 24740.00125

TABLE OF CONTENTS Page ARTICLE I INTERPRETATION........................................................................................ 1 1.1 Definitions.............................................................................................................. 1 1.2 Accounting Terms ................................................................................................ 28 1.3 Other Interpretive Provisions ............................................................................... 28 1.4 Rates ..................................................................................................................... 29 1.5 Divisions .............................................................................................................. 29 ARTICLE II CREDIT FACILITY ...................................................................................... 30 2.1 The Facility .......................................................................................................... 30 2.2 Loans .................................................................................................................... 31 2.3 Funding by Lenders; Disbursement to the Borrower ........................................... 34 2.4 Fees ...................................................................................................................... 35 2.5 Reductions in Aggregate Commitments; Increases in Aggregate Commitments ....................................................................................................... 36 2.6 Extension Option ................................................................................................. 37 2.7 Repayments; Optional Principal Prepayments ..................................................... 38 2.8 Changes in Interest Rate, etc ................................................................................ 39 2.9 Rates Applicable After Default ............................................................................ 39 2.10 Method of Payment .............................................................................................. 39 2.11 Evidence of Indebtedness .................................................................................... 40 2.12 Telephonic Notices .............................................................................................. 41 2.13 Interest Payment Dates; Interest and Fee Basis ................................................... 41 2.14 Notification of Loans, Interest Rates, Prepayments and Commitment Reductions............................................................................................................ 42 2.15 Lending Installations ............................................................................................ 42 2.16 Non-Receipt of Funds by the Administrative Agent ........................................... 42 2.17 Maximum Interest Rate........................................................................................ 43 2.18 Increased Costs; Change in Circumstances; Illegality ......................................... 43 2.19 Taxes .................................................................................................................... 46 2.20 Compensation ...................................................................................................... 50 2.21 Mitigation Obligations; Replacement of Lenders ................................................ 51 2.22 Defaulting Lenders ............................................................................................... 52 ARTICLE III LETTERS OF CREDIT ................................................................................. 55 3.1 Issuance ................................................................................................................ 55 3.2 Notices ................................................................................................................. 56 3.3 Participations........................................................................................................ 57 3.4 Reimbursement .................................................................................................... 57 3.5 Payment by Revolving Loans .............................................................................. 58 3.6 Payment to Lenders .............................................................................................. 59 3.7 Obligations Absolute ........................................................................................... 59 3.8 Cash Collateral Account ...................................................................................... 61 -i- 12240383v6 24740.00125

TABLE OF CONTENTS (continued) Page 3.9 The Issuing Bank ................................................................................................. 61 3.10 Effectiveness ........................................................................................................ 62 3.11 Reporting of Letter of Credit Information and L/C Commitment ....................... 62 ARTICLE IV CONDITIONS PRECEDENT ....................................................................... 62 4.1 Conditions to Restatement Date ........................................................................... 62 4.2 Conditions to All Credit Extensions .................................................................... 64 ARTICLE V REPRESENTATIONS AND WARRANTIES .............................................. 64 5.1 Corporate Existence ............................................................................................. 64 5.2 Financial Condition .............................................................................................. 64 5.3 Litigation .............................................................................................................. 65 5.4 No Breach ............................................................................................................ 65 5.5 Corporate Action .................................................................................................. 65 5.6 Regulatory Approval ............................................................................................ 65 5.7 Regulations U and X ............................................................................................ 66 5.8 Pension and Welfare Plans ................................................................................... 66 5.9 Accuracy of Information ...................................................................................... 66 5.10 Taxes .................................................................................................................... 67 5.11 Environmental Warranties ................................................................................... 67 5.12 Investment Company Act .................................................................................... 68 5.13 Subsidiaries .......................................................................................................... 68 5.14 Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions ................ 68 5.15 EEA Financial Institution .................................................................................... 69 ARTICLE VI COVENANTS ............................................................................................... 69 6.1 Financial Statements ............................................................................................ 69 6.2 Litigation .............................................................................................................. 71 6.3 Corporate Existence, Compliance with Laws, Taxes, Examination of Books, Insurance, etc ........................................................................................... 71 6.4 Use of Proceeds .................................................................................................... 72 6.5 Environmental Covenant ..................................................................................... 72 6.6 Financial Covenant .............................................................................................. 72 6.7 Local Regulatory Commission Approval ............................................................ 72 6.8 Beneficial Ownership Certification ..................................................................... 73 6.9 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions ....................................................................................................... 73 6.10 Negative Pledge ................................................................................................... 73 6.11 Subsidiary Debt Limitation .................................................................................. 73 6.12 Change of Business .............................................................................................. 73 6.13 Fundamental Changes .......................................................................................... 73 -ii- 12240383v6 24740.00125

TABLE OF CONTENTS (continued) Page ARTICLE VII EVENTS OF DEFAULT ............................................................................... 74 ARTICLE VIII REMEDIES, WAIVERS AND AMENDMENTS ........................................ 76 8.1 Remedies Upon Event of Default ........................................................................ 76 8.2 Amendments ........................................................................................................ 77 8.3 Preservation of Rights .......................................................................................... 78 ARTICLE IX GENERAL PROVISIONS ............................................................................ 78 9.1 Survival of Representations ................................................................................. 78 9.2 Governmental Regulation .................................................................................... 79 9.3 Headings .............................................................................................................. 79 9.4 Entire Agreement ................................................................................................. 79 9.5 Several Obligations; Benefits of this Agreement ................................................. 79 9.6 Expenses; Indemnification ................................................................................... 79 9.7 Numbers of Documents ....................................................................................... 80 9.8 Accounting ........................................................................................................... 80 9.9 Severability of Provisions .................................................................................... 81 9.10 Nonliability of Lenders; No Advisory or Fiduciary Responsibility .................... 81 9.11 Confidentiality ..................................................................................................... 82 9.12 Disclosure ............................................................................................................ 82 9.13 Rights Cumulative ............................................................................................... 82 9.14 Co-Syndication Agents ........................................................................................ 82 9.15 Acknowledgment and Consent to Bail-In of EEA Financial Institutions ............ 82 9.16 Certain ERISA Matters ........................................................................................ 83 9.17 Acknowledgment Regarding Any Supported QFCs ............................................ 84 ARTICLE X THE ADMINISTRATIVE AGENT .............................................................. 85 10.1 Appointment and Authority ................................................................................. 85 10.2 Rights as a Lender ................................................................................................ 85 10.3 Exculpatory Provisions ........................................................................................ 86 10.4 Reliance by Administrative Agent ....................................................................... 87 10.5 Delegation of Duties ............................................................................................ 87 10.6 Resignation of Administrative Agent .................................................................. 87 10.7 Non-Reliance on Administrative Agent and Other Lenders ................................ 88 10.8 No Other Duties, etc ............................................................................................ 88 10.9 Administrative Agent May File Proofs of Claim ................................................. 88 10.10 Issuing Bank and Swingline Lender .................................................................... 89 ARTICLE XI SETOFF; RATABLE PAYMENTS .............................................................. 89 11.1 Setoff .................................................................................................................... 89 11.2 Ratable Payments ................................................................................................. 90 -iii- 12240383v6 24740.00125

TABLE OF CONTENTS (continued) Page ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS ....... 90 12.1 Successors and Assigns ........................................................................................ 90 12.2 Participations........................................................................................................ 91 12.3 Assignments ......................................................................................................... 92 12.4 Dissemination of Information .............................................................................. 94 12.5 Tax Treatment ...................................................................................................... 94 ARTICLE XIII NOTICES ....................................................................................................... 94 13.1 Notices ................................................................................................................. 94 13.2 Change of Address ............................................................................................... 95 ARTICLE XIV COUNTERPARTS; EFFECTIVENESS ....................................................... 95 ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL ................................................................................................. 95 15.1 CHOICE OF LAW .............................................................................................. 95 15.2 Consent To Jurisdiction ....................................................................................... 95 15.3 WAIVER OF JURY TRIAL ................................................................................ 96 15.4 LIMITATION ON LIABILITY .......................................................................... 96 15.5 USA PATRIOT ACT NOTICE ........................................................................... 96 ARTICLE XVI AMENDMENT AND RESTATEMENT ...................................................... 96 SCHEDULES Schedule 1.1-A Pricing Schedule Schedule 1.1-B Commitments and Notice Addresses Schedule 5.3 Litigation Schedule 5.6 Regulatory Approval Schedule 5.8 Employee Benefit Plans Schedule 5.11 Environmental Matters EXHIBITS EXHIBIT 2.2.2 Form of Borrowing Notice EXHIBIT 2.2.3 Form of Swingline Borrowing Notice EXHIBIT 2.2.7 Form of Conversion/Continuation Notice EXHIBIT 2.5.2 Form of Commitment Increase Supplement EXHIBIT 2.7 Form of Notice of Prepayment EXHIBIT 2.11.4-A Form of Revolving Note EXHIBIT 2.11.4-B Form of Swingline Note -iv- 12240383v6 24740.00125

TABLE OF CONTENTS (continued) Page EXHIBIT 2.19-A Form of Tax Compliance Certificate EXHIBIT 2.19-B Form of Tax Compliance Certificate EXHIBIT 2.19-C Form of Tax Compliance Certificate EXHIBIT 2.19-D Form of Tax Compliance Certificate EXHIBIT 3.2 Letter of Credit Notice EXHIBIT 4.2 Form of Compliance Certificate EXHIBIT 12.3.1 Form of Assignment Agreement -v- 12240383v6 24740.00125

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 19, 2019 (the “Agreement”), among WASHINGTON GAS LIGHT COMPANY, as Borrower, the financial institutions from time to time parties hereto, as LENDERS and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. RECITALS WHEREAS, the Borrower, the financial institutions designated as existing lenders on Schedule 1.1-B hereto (the “Continuing Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of April 3, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); and WHEREAS, the Borrower, the Administrative Agent and the Lenders wish to amend and restate the Existing Credit Agreement on the terms and conditions set forth below to, among other things, extend the Facility Termination Date, increase and reallocate the Aggregate Commitments and make the other changes to the Existing Credit Agreement evidenced hereby; and WHEREAS, the financial institutions identified as new lenders on Schedule 1.1-B wish to become “Lenders” hereunder and accept and assume the obligations of “Lenders” hereunder with the Commitments specified on Schedule 1.1-B. NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent hereby agree to amend and restate the Existing Credit Agreement as follows: ARTICLE I INTERPRETATION 1.1 Definitions. As used in this Agreement: “Acquired Indebtedness” means Indebtedness of a Person existing at the time such Person is merged into, amalgamated or consolidated with the Borrower or a Subsidiary or such Person or such Person’s property is otherwise acquired directly or indirectly by the Borrower or a Subsidiary, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such merger, consolidation, amalgamation or acquisition, and (ii) neither the Borrower nor any Subsidiary thereof (other than such Person or any other Person that (x) such Person merges into, amalgamates or consolidates with or (y) directly or indirectly acquires such Person or the property of such Person) shall have any liability or other obligation with respect to such Indebtedness. “Additional Commitment Lender” is defined in Section 2.5.2. 12240383v6 24740.00125

“Administrative Agent” means Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender or any successor Administrative Agent appointed pursuant to Article X. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise. “Aggregate Commitments” means the aggregate of the Commitments of all the Lenders, in the initial aggregate amount of $450,000,000, as increased or decreased from time to time pursuant to the terms hereof. “Agreement” means this Agreement, including all schedules, annexes and exhibits hereto. “AltaGas” means AltaGas Ltd., a Canadian corporation. “Alternate Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Effective Rate for such day plus 0.50%, (iii) the LIBOR Rate plus 1.00% and (iv) 1.00%. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Borrower, its Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means, anything in Section 15.1 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) treaties, constitutions, statutes, rules, regulations, guidelines and orders of governmental bodies, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees. 2

“Applicable Margin” means, with respect to Loans of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Loans of such Type as set forth in the Pricing Schedule. “Applicable Percentage” means, with respect to any Lender at any time, the percentage of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.22. If the commitment of each Lender to make Loans and the obligation of the Issuing Banks to issue Letters of Credit have been terminated pursuant to Section 8.1, or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. “Arrangers” means Wells Fargo Securities, BB&TCM, MUFG and TD Securities, each in its capacity as a joint lead arranger and bookrunner. “Authorized Officer” means any of the Chief Executive Officer, Chief Financial Officer, General Counsel, or the Treasurer of the Borrower, acting singly. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.). “Base Rate Loan” means a Loan which, except as otherwise provided in Section 2.8, bears interest at the Alternate Base Rate plus the Applicable Margin. “BB&T” means Branch Banking and Trust Company, and its successors. “BB&TCM” means BB&T Capital Markets, and its successors. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate or the LIBOR Market Index Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBOR Rate or the LIBOR Market Index Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining 3 such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate or the LIBOR Market Index Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate or the LIBOR Market Index Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBOR Rate or the LIBOR Market Index Rate: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBOR Rate or the LIBOR Market Index Rate permanently or indefinitely ceases to provide the LIBOR Rate or the LIBOR Market Index Rate; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR Rate or the LIBOR Market Index Rate: (1) a public statement or publication of information by or on behalf of the administrator of the LIBOR Rate or the LIBOR Market Index Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate or the LIBOR Market Index Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate or the LIBOR Market Index Rate; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate or the LIBOR Market Index Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the 4 administrator for the LIBOR Rate or the LIBOR Market Index Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or the LIBOR Market Index Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate or the LIBOR Market Index Rate, which states that the administrator of the LIBOR Rate or the LIBOR Market Index Rate has ceased or will cease to provide the LIBOR Rate or the LIBOR Market Index Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate or the LIBOR Market Index Rate; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate or the LIBOR Market Index Rate announcing that the LIBOR Rate or the LIBOR Market Index Rate is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate or the LIBOR Market Index Rate and solely to the extent that the LIBOR Rate or the LIBOR Market Index Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate or the LIBOR Market Index Rate for all purposes hereunder in accordance with Section 2.18.6 and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate or the LIBOR Market Index Rate for all purposes hereunder pursuant Section 2.18.6. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. 5

“Borrower” means Washington Gas Light Company, a Virginia and District of Columbia corporation. “Borrowing Date” means a date on which a Loan is made. “Borrowing Notice” is defined in Section 2.2.2. “Business Day” means (i) any day other than a Saturday or Sunday, a legal holiday, or a day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to be closed and (ii) in respect of any LIBOR determination, any such day that is also a day on which trading in Dollar deposits is conducted by banks in London, England in the London interbank eurodollar market. “Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP. “Cash Collateral Account” has the meaning given to such term in Section 3.8. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, as collateral for the Letter of Credit Exposure or obligations of Lenders to fund participations in respect of Letter of Credit Exposure, cash or deposit account balances or, if the Administrative Agent and the Issuing Banks shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Banks. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or Fitch or P-1 or better by Moody’s, (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by, and time deposits with, commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System List. 6

“Change in Control” means (i) any circumstances in which a Person or combination of Persons acting jointly or in concert (within the meaning of the Securities Act (Alberta), as amended) acquires beneficial ownership of more than 50% of the capital stock of AltaGas entitled to vote in the election of members of the board of directors (or equivalent governing body) of AltaGas, (ii) a majority of the members of the board of directors (or other equivalent governing body) of AltaGas shall not constitute Continuing Directors, (iii) AltaGas shall cease to own, directly or indirectly, 100% of the capital stock of the Parent, or (iv) Parent shall cease to own, directly or indirectly, 100% of the common stock of the Borrower and 99% of all issued and outstanding stock of the Borrower. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Code” means the Internal Revenue Code of 1986. “Commitment” means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite such Lenders name on Schedule 1.1-B, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise decreased or increased from time to time pursuant to the terms hereof. “Commitment Increase” is defined in Section 2.5.2. “Commitment Increase Supplement” is defined in Section 2.5.2. “Compliance Certificate” is defined in Section 4.2. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Financial Indebtedness” means at any time the Financial Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time. “Consolidated Net Worth” means at any time the sum of common shareholders’ equity of the Borrower and preferred stock of the Borrower, as reported on the consolidated balance sheet of the Borrower prepared as of such time. 7

“Consolidated Total Capitalization” means at any time the sum of Consolidated Financial Indebtedness and Consolidated Net Worth, each calculated at such time. “Contingent Obligation” of a Person means any agreement, Contract, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take or pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership. “Continuing Directors” shall mean the directors of AltaGas as of the Restatement Date and each other director, if, in each case, such other director’s election or nomination to the board of directors of AltaGas is recommended or approved by at least 51% of the then Continuing Directors. “Continuing Lenders” is defined in the Recitals. “Contract” means (i) any agreement, including an indenture, lease or license, (ii) any deed or other instrument of conveyance, (iii) any certificate of incorporation or charter and (iv) any by-law. “Controlled Group” means all members of a controlled group of corporations and all members of a group of trades or businesses (whether or not incorporated) under common control, which together with the Borrower are treated as a single employer under Section 414(b) or 414(c) of the Code or section 4001 of ERISA. “Conversion/Continuation Notice” is defined in Section 2.2.7(i). “Co-Syndication Agent” means each of BB&T, MUFG and TD, in its capacity as co- syndication agent hereunder. “Credit Exposure” means, with respect to any Lender at any time, the sum of (i) the aggregate principal amount of all Loans made by such Lender that are outstanding at such time, (ii) such Lender’s Swingline Exposure at such time and (iii) such Lender’s Letter of Credit Exposure at such time. “Defaulting Lender” means, subject to Section 2.22.2, any Lender that (i) has failed to (x) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (y) pay to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (ii) has notified the Borrower, the Administrative Agent or any Issuing Bank or Swingline Lender in 8

writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (iv) has, or has a direct or indirect parent company that has, (x) become the subject of a proceeding under the Bankruptcy Code or under other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or (y) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (v) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (i) through (v) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22.2) upon delivery of written notice of such determination by the Administrative Agent to the Borrower, the Issuing Bank, the Swingline Lender and each Lender. “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of capital stock or other ownership interests by a Subsidiary of such Person). “Dollars” and the sign “$” mean lawful money of the United States of America. “Early Opt-in Election” means the occurrence of: (1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.18.6, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBOR Rate or LIBOR Market Index Rate, and (2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, 9 as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Lender, Affiliate of a Lender or other Person that meets the requirements to be an assignee under Section 12.3.1. “Employee Benefit Plans” is defined in Section 5.8. “Environmental Laws” means any and all federal, state, local and foreign statutes, Applicable Laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into ambient air, surface water, ground water, land surface or subsurface strata, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means an event described in Article VII. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (x) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Installation located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (y) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on 10 amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (x) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.21) or (y) such Lender changes its Lending Installation, except in each case to the extent that, pursuant to Section 2.19, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Installation, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.19.7 and (iv) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” is defined in the Recitals. “Exiting Lenders” is defined in ARTICLE XVI. “Extension Option” means the option of the Borrower under Section 2.6 hereof to extend the Facility Termination Date. “Facility Fee” is defined in Section 2.4.2. “Facility Fee Rate” means, at any time, the percentage rate per annum at which Facility Fees are accruing on the Aggregate Commitments (without regard to usage) at such time as set forth in the Pricing Schedule. “Facility Termination Date” means July 19, 2024 (as such date may be further extended from time to time pursuant to Section 2.6). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion. Notwithstanding the foregoing, in no event shall the Federal Funds Effective Rate be less than 0%. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. 11

“Fee Letters” means, collectively, the Wells Fargo Fee Letter, the Passive Arrangers Fee Letter and any letter between the Borrower and any Issuing Bank (other than Wells Fargo) relating to certain fees payable to such Issuing Bank in its capacity as such. “Financial Indebtedness” of a Person means such Person’s (i) obligations for borrowed money which, in accordance with GAAP, would be shown as short-term debt on a consolidated balance sheet of such Person, including obligations under notes, commercial paper, acceptances and other short-term instruments, and (ii) obligations for borrowed money which, in accordance with GAAP, would be shown as long-term debt (including current maturities) on a consolidated balance sheet of such Person. “Fitch” means Fitch Ratings, Ltd. “Foreign Lender” means (i) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (ii) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Fronting Exposure” means, at any time there is a Defaulting Lender, (i) with respect to any Issuing Bank, such Defaulting Lender’s Letter of Credit Exposure with respect to Letters of Credit issued by such Issuing Bank other than such portion of such Defaulting Lender’s Letter of Credit Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (ii) with respect to any Swingline Lender, such Defaulting Lender’s Swingline Exposure with respect to outstanding Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. “GAAP” means generally accepted accounting principles in the United States of America, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained, as in effect from time to time (subject to the provisions of Section 1.2). “Governmental Approval” means any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank). “Hazardous Material” means: any “hazardous substance”, as defined by CERCLA; any petroleum product; or any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other Environmental Law. 12

“Hedge Agreement” means any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates, currency exchange rates or spot prices of new materials. “Honor Date” is defined in Section 3.4. “Indebtedness” of a Person means such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens on, or payable out of the proceeds or production from, Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by bonds, debentures, notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) any other obligation for borrowed money or other financial accommodation which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person, (viii) Contingent Obligations in respect of any type of obligation described in any of the other clauses of this definition, (ix) obligations in respect letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (x) for all purposes other than Section 6.6, net obligations under any Hedge Agreements, (xi) obligations in respect of Sale and Leaseback Transactions and (xii) Off-Balance Sheet Liabilities. Permitted Commodity Hedging Obligations shall not constitute Indebtedness for purposes of this Agreement. “Indemnified Person” means any Person that is, or at any time was, the Administrative Agent, a Co-Syndication Agent, a Lender or an Arranger or an Affiliate, director, officer, employee or agent of any such Person. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes. “Indemnitee” is defined in Section 9.6.2. “Interest Period” means, with respect to a LIBOR Rate Loan, the period commencing on the date such LIBOR Rate Loan is disbursed or converted to or continued as a LIBOR Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower pursuant to this Agreement; provided, that (i) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period, (ii) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iii) no Interest Period shall extend beyond the Facility Termination Date, and (iv) there shall be no more than ten (10) Interest Periods in effect at any time. 13

“Issuing Bank” means each of Wells Fargo and BB&T, in their respective capacities as issuers of Letters of Credit under this Agreement. “LC Fee” is defined in Section 2.4.4. “Lenders” means the lending institutions listed on the signature pages of this Agreement, any Additional Commitment Lenders, and their respective successors and assigns. “Lending Installation” means, with respect to a Lender or the Administrative Agent, the office, branch, subsidiary or affiliate of such Lender or the Administrative Agent designated on its Administrative Questionnaire or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.15. “Letter of Credit Exposure” means, with respect to any Lender at any time, such Lender’s ratable share (based on the proportion that its Commitment bears to the Aggregate Commitments at such time) of the sum of (i) the aggregate Stated Amount of all Letters of Credit outstanding at such time and (ii) the aggregate amount of all Reimbursement Obligations outstanding at such time. “Letter of Credit Maturity Date” means the fifth Business Day prior to the Facility Termination Date. “Letter of Credit Notice” has the meaning given to such term in Section 3.2. “Letter of Credit Subcommitment” means $45,000,000 or, if less, the Aggregate Commitments at the time of determination, as such amount may be reduced at or prior to such time pursuant to the terms hereof. “Letters of Credit” is defined in Section 3.1. “LIBOR Market Index Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 2.18.6, for any day, an interest rate per annum for one month Dollar deposits as published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent), at approximately 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published, then the LIBOR Market Index Rate shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which Dollar deposits would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m., London time, on such date of determination for delivery on the date in question for a one month term. Notwithstanding the foregoing, (i) in no event shall the LIBOR Market Index Rate (including, without limitation, any Benchmark Replacement with respect thereto) be less than 0% and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section Error! Reference source not found., in the event that a Benchmark Replacement with respect to the LIBOR Market Index Rate is implemented then all references herein to LIBOR Market Index Rate shall be deemed references to such Benchmark Replacement. 14

“LIBOR Market Index Rate Loan” means a Loan that bears interest at the LIBOR Market Index Rate plus the Applicable Margin. “LIBOR Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 2.18.6: (a) with respect to each LIBOR Rate Loan comprising part of the same borrowing for any Interest Period, an interest rate per annum obtained by dividing (i) (y) the rate per annum published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for deposits denominated in Dollars for a period equal to the applicable Interest Period or (z) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first-class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) the rate per annum published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent) at approximately 11:00 a.m. (London time) on such date of determination for an Interest Period equal to one month (commencing on the date of determination of such interest rate) or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first-class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination. Each calculation by the Administrative Agent of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (i) in no event shall the LIBOR Rate (including, without limitation, any Benchmark Replacement with respect thereto) be less than 0% and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section Error! Reference source not found., in the event that a Benchmark Replacement with respect to the LIBOR Rate is implemented then all references herein to LIBOR Rate shall be deemed references to such Benchmark Replacement. “LIBOR Rate Loan” means a Loan which bears interest at the LIBOR Rate plus the Applicable Margin requested by the Borrower pursuant to Section 2.2. “Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or 15 preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement). “Loan” means, with respect to a Lender, any Revolving Loan or Swingline Loan made by such Lender pursuant to Article II (and, in the case of a loan made pursuant to Section 2.2.2, any conversion or continuation thereof). “Loan Document Related Claim” means any claim or dispute (whether arising under Applicable Law, including any “environmental” or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Restatement Date or before or after the Repayment Date. “Loan Documents” means this Agreement and any Notes issued pursuant to Section 2.11, the Fee Letters and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Administrative Agent or any Lender by or on behalf of the Borrower with respect to this Agreement, in each case as amended, modified, supplemented or restated from time to time. “Material Adverse Effect” means any effect, resulting from any event or circumstance whatsoever, which will, or is reasonably likely to, have a material adverse effect on the financial condition, operations, assets, business, or properties of the Borrower and its Subsidiaries, taken as a whole, on the ability of the Borrower to perform its obligations under this Agreement, or on the validity or enforceability of this Agreement. “Material Subsidiary” means at any time with respect to a Person, a Subsidiary, if any, of such Person, the consolidated assets of which exceed at such time 15% of the consolidated assets of such Person and its Subsidiaries, if any, determined on a consolidated basis. “Maximum Permissible Rate” means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the payee or (ii) the payee’s being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon. “Moody’s” means Moody’s Investors Service, Inc. “MUFG” means MUFG Bank, Ltd. and its successors. “Non-Consenting Lender” means a Lender that does not approve any consent, waiver or amendment to any Loan Document that (i) requires the approval of all Lenders (or all Lenders directly affected thereby) under Section 8.2 and (ii) has been approved by the Required Lenders. “Non-Recourse Assets” means the assets directly or indirectly created, developed, constructed or acquired with or in respect of which Non-Recourse Debt has been incurred or 16 assumed and any and all receivables, inventory, equipment, chattel paper, intangibles and other rights, collateral or proceeds arising from or connected with the assets directly or indirectly created, developed, constructed or acquired (and, for certainty, shall include the shares or other ownership interests of a single purpose entity which holds only such assets and other rights and collateral arising from or connected therewith) and to which recourse of the lender of such Non- Recourse Debt (or any agent, trustee, receiver or other person acting on behalf of such lender in respect of such Non-Recourse Debt) is limited in all circumstances (other than in respect of false or misleading representations or warranties and customary indemnities provided with respect to such financings in respect of which such lender may have recourse on an unsecured basis); provided that upon all such Non-Recourse Debt being repaid in full, such assets shall then cease to be Non-Recourse Assets. “Non-Recourse Debt” means indebtedness, liabilities or other obligations and guarantees, indemnities, endorsements (other than endorsements for collection in the ordinary course of business) or other contingent obligations in respect of obligations for another Person and, in each case incurred or assumed to finance or refinance: (a) the creation, construction, development or acquisition directly or indirectly of assets (and any increases in or extensions, renewals or refunding of any such indebtedness, liabilities and obligations); or (b) following the direct or indirect creation, construction, development or acquisition of assets, an amount not to exceed the fair market value of such assets (and any extensions, renewals or refunding of any such indebtedness, liabilities and obligations), provided that (i) the recourse of the lender thereof (or any agent, trustee, receiver or other Person acting on behalf of the lender in respect of such indebtedness, liabilities and obligations) or any judgment in respect thereof is limited, in all circumstances (other than in respect of false or misleading representations, warranties and customary indemnities provided with respect to such financings, in respect of which such lender may have recourse on an unsecured basis) to the assets directly or indirectly created, constructed, developed or acquired in respect of which such indebtedness, liabilities and obligations have been incurred or assumed and to any receivables, inventory, equipment, chattel paper, intangibles and other rights, collateral or proceeds arising from or connected with such assets (and, for certainty, shall include the shares or other ownership interests of a single purpose entity which holds only such assets and other rights and collateral arising from or connected therewith) and to which such lender has recourse and (ii) after giving effect to the incurrence of such Non-Recourse Debt, the Borrower is in pro forma compliance with Section 6.6. “Notes” means, collectively, all of the Revolving Notes and all of the Swingline Notes that may be issued hereunder, and “Note” means any one of the Notes. “Obligations” means all principal of and interest (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and 17 fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding) on the Loans and Reimbursement Obligations and all fees, expenses, indemnities and other obligations owing, due or payable at any time by the Borrower or any Subsidiary of the Borrower to the Administrative Agent, any Lender, the Swingline Lender, the Issuing Bank or any other Person entitled thereto, under this Agreement or any of the Loan Documents, in each case whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, and whether existing by contract, operation of law or otherwise. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto. “Off-Balance Sheet Liability” of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called “synthetic lease” transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of, or takes the place of, borrowing, but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause (iv) Operating Leases. “Operating Lease” of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.21.1). “Overdue Rate” means (i) in the case of overdue amounts of the principal of a LIBOR Rate Loan, (A) until the last day of the applicable Interest Period during which such Loan became due and payable, the rate otherwise applicable hereunder plus the Applicable Margin plus 2%, and (B) thereafter, the Alternate Base Rate in effect from time to time plus the Applicable Margin plus 2%, and (ii) in the case of all other overdue amounts, the Alternate Base Rate in effect from time to time plus the Applicable Margin plus 2%. “Parent” means WGL Holdings, Inc., a Virginia corporation. “Participant Register” has the meaning given to such term in Section 12.2.1. 18

“Participants” is defined in Section 12.2.1. “Passive Arrangers Fee Letter” means the letter to Borrower from BB&T, BB&TCM, MUFG, TD and TD Securities dated as of June 19, 2019. “Patriot Act” is defined in Section 15.5. “Payment Date” means the last day of each March, June, September and December. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means a “pension plan”, as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA, and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA. “Permitted Commodity Hedging Obligations” means obligations of the Borrower with respect to commodity agreements or other similar agreements or arrangements entered into in the ordinary course of business designed to protect against, or mitigate risks with respect to, fluctuations of commodity prices to which the Borrower is exposed in the conduct of its business so long as (a) the management of the Borrower has determined that entering into such agreements or arrangements are bona fide hedging activities which comply with the Borrower’s risk management policies and (b) such agreements or arrangements are not entered into for speculative purposes. “Permitted Indebtedness” means any of the following: (a) Indebtedness existing or arising under this Agreement and any other Loan Document; (b) Indebtedness existing on the date hereof and any refinancings, modifications, renewals, replacements and extensions of any such Indebtedness, provided that the principal amount of such Indebtedness shall not be increased from that amount outstanding at the time of such refinancing, modification, renewal, replacement or extension (except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses incurred, in connection with such refinancing, modification, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder); (c) Indebtedness among the Borrower and its Subsidiaries; (d) Acquired Indebtedness and any refinancings, modifications, renewals, replacements and extensions of any such Indebtedness, provided that the principal amount of such Indebtedness shall not be increased from that amount outstanding at the time of such refinancing, modification, renewal, replacement or extension (except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and 19 expenses incurred, in connection with such refinancing, modification, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder); (e) Indebtedness pursuant to a Securitization Program; (f) Non-Recourse Debt; (g) Hedge Agreements, so long as (i) the management of the Subsidiary entering into such Hedge Agreements has determined that entering into such Hedge Agreements is a bona fide hedging activity which complies with such Subsidiary’s risk management policies and (ii) such Hedge Agreements are not entered into for speculative purposes; (h) Indebtedness incurred to finance the direct or indirect acquisition (including by way of lease), construction or improvement of any property, real or personal; (i) Contingent Obligations in respect of obligations of the Borrower or any of its Subsidiaries for any other Indebtedness permitted under this Agreement or incurred in the ordinary course of business; (j) Indebtedness resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business or arising under or in connection with cash management services in the ordinary course of business; and (k) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business. “Permitted Liens” means any of the following: (a) Liens, charges or encumbrances for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which the Borrower or any Subsidiary shall be contesting in good faith; provided the Borrower or such Subsidiary shall have made adequate provision therefor in accordance with GAAP; (b) the Lien, charge or encumbrance of any judgment rendered, or claim filed, against the Borrower or any Subsidiary which the Borrower or such Subsidiary shall be contesting in good faith; provided the Borrower or such Subsidiary shall have made adequate provision therefor in accordance with GAAP; (c) Liens, charges or encumbrances imposed or permitted by law such as carriers' Liens, builders’ Liens, materialmens’ Liens and other Liens, privileges or other charges of a similar nature which relate to obligations not due or delinquent or if due or delinquent, any Lien, privilege, charge or encumbrance which the Borrower or any Subsidiary shall be contesting in good faith if there is a reasonable possibility of an adverse determination and which, if adversely determined, could have a Material Adverse Effect; 20

(d) Liens, charges or encumbrances arising in the ordinary course of and incidental to construction or current operations which have not been filed pursuant to law against the Borrower or any Subsidiary or in respect of which no steps or proceedings to enforce such Lien have been initiated or which relate to obligations which are not due or delinquent or if due or delinquent, any Lien, charge or encumbrance which the Borrower or any Subsidiary shall be contesting in good faith; provided the Borrower or such Subsidiary shall have made adequate provision therefor in accordance with GAAP; (e) Liens, charges or encumbrances incurred or created in the ordinary course of business and in accordance with industry practice in respect of the joint development or operation of assets which are, directly or indirectly, jointly owned or operated as security in favor of any other Person conducting the development or operation of the property to which such Liens, charges or encumbrances relate, for the Borrower’s or any Subsidiary’s portion of the costs and expenses of such development or operation provided that (i) such costs or expenses are not due or delinquent or, if due or delinquent, any Liens, charges or encumbrances which the Borrower or such Subsidiary shall be contesting in good faith and (ii) the Borrower or such Subsidiary shall have made adequate provision therefor in accordance with GAAP; (f) easements, rights of way, servitudes, zoning, surface rights or other similar rights or restrictions in respect of land held by the Borrower or any Subsidiary (including, without limitation, rights of way and servitudes for railways, sewers, drains, pipelines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which, either alone or in the aggregate, do not have a Material Adverse Effect; (g) any Lien or trust arising in connection with workers' compensation, unemployment insurance, pension and employment laws or regulations; (h) security given to a public utility or any Governmental Authority in the ordinary course of the business of the Borrower or any Subsidiary in connection with operations of the Borrower or such Subsidiary if such security does not, either alone or in the aggregate, have a Material Adverse Effect; (i) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, grant or permit or by any statutory or regulatory provision to terminate any such lease, license, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof; (j) any right of first refusal, option to purchase or pre-emptive right in favor of any Person granted in the ordinary course of business with respect to the assets of the Borrower or any Subsidiary (other than with respect to all or substantially all of the assets of the Borrower or any Material Subsidiary of the Borrower); (k) any Lien, charge or encumbrance the satisfaction of which has been provided for by deposit with the Administrative Agent of cash or a surety bond or other security reasonably satisfactory to the Administrative Agent in an amount sufficient to pay the liability in respect of such Lien in full; 21

(l) Liens on cash or marketable securities granted in connection with Hedge Agreements provided that at the time of granting such Lien the obligations secured by such Liens are not due and delinquent; (m) Liens on Non-Recourse Assets granted to secure Non-Recourse Debt; (n) any Liens on any property, real or personal, directly or indirectly acquired (including by way of lease), constructed or improved by the Borrower or any Subsidiary to secure the unpaid portion of the purchase price (or the lease payments, as the case may be) of such property or to secure Indebtedness solely for the purpose of financing the acquisition (including by way of lease), construction or improvement of such property; (o) any Lien granted in or any right of distress reserved in or exercisable under any lease for rent and for compliance with the terms of such lease; (p) any Lien in favor of the Borrower or any Subsidiary; (q) any Lien on any property, real or personal, of a Person which Lien exists at the time such Person is merged into, or amalgamated or consolidated with, the Borrower or a Subsidiary or such property or Person is otherwise acquired directly or indirectly by the Borrower or a Subsidiary, provided that (i) such Lien has not been created in contemplation of such merger, consolidation, amalgamation or acquisition, (ii) such Lien will not encumber any assets of the Borrower or any Subsidiary upon completion of such merger, consolidation, amalgamation or acquisition (other than assets that were so encumbered immediately prior to such completion) and (iii) such Lien will cease to be a Permitted Lien under this paragraph (q) upon completion of any subsequent merger, consolidation or amalgamation involving such Person or its successor if such completion would result in any assets of the Borrower or any Subsidiary becoming encumbered by such Lien (other than assets that were so encumbered immediately prior to such completion and/or assets that are permitted to be so encumbered under any or all of the other paragraphs in the definition of Permitted Liens); (r) any Lien in respect of any obligations or duties affecting the property of the Borrower or a Subsidiary to any Governmental Authority with respect to any franchise, grant, license or permit and any defects in title to structures or other facilities arising solely from the fact that such structures or facilities are constructed or installed on lands held by the Borrower or a Subsidiary under government permits, leases or other grants, which obligations, duties and defects in the aggregate do not materially impair the use of such property, structures or facilities for the purpose for which they are held by the Borrower or such Subsidiary; (s) any Lien in respect of any deposits in connection with bids or tenders; (t) any Lien in respect of expropriation proceedings, surety or appeal bonds or costs of litigation, where required by law; 22

(u) Liens created by any Securitization Program (not to exceed $100,000,000 in the aggregate); (v) any extension, renewal or replacement of any Lien permitted under any of the other paragraphs of this definition of Permitted Liens, provided that any such extension, renewal or replacement Lien will not secure repayment of an amount in excess of any principal amount of Indebtedness outstanding with respect thereto immediately prior to such extension, renewal or replacement and that such extension, renewal or replacement is limited to all or a part of the property which was subject to the Lien so extended, renewed or replaced; (w) Liens securing any of the Senior Notes, provided, that the Borrower has caused the Obligations to be secured equally and ratably by such Liens and has caused the creditors in respect of such Liens to have entered into an intercreditor agreement in form, scope and substance reasonably satisfactory to the Administrative Agent; and (x) Liens not permitted by any of the foregoing paragraphs of this definition of Permitted Liens; provided that Liens shall not be permitted under this paragraph if the effect thereof would be to cause the total amount of Indebtedness secured by Liens permitted under this paragraph to exceed $100,000,000; and provided, further, that any Liens securing the Senior Notes shall be incurred solely pursuant to clause (w) and not pursuant to this clause (x); and provided, further, that nothing in this definition shall in and of itself cause the Obligations to be subordinated in priority to any Permitted Lien. “Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof. “Pricing Schedule” means Schedule 1.1-A attached hereto. “Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by Wells Fargo, (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes. “Prior Termination Date” is defined in Section 2.6.3. “Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchasers” is defined in Section 12.3.1. “Recipient” means (i) the Administrative Agent, (ii) any Lender and (iii) the Issuing Bank, as applicable. “Refunded Swingline Loans” is defined in Section 2.2.4. 23

“Register” is defined in Section 12.3.4. “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System. “Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System. “Reimbursement Obligation” is defined in Section 3.4. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means “release”, as such term is defined in CERCLA. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Repayment Date” means the later of (a) the date of the termination of the Commitments (whether as a result of the occurrence of the Facility Termination Date, reduction to zero pursuant to Section 2.5.1 or termination pursuant to Article VIII), and (b) the date of the payment in full of all principal of and interest on the Loans and all other amounts payable or accrued hereunder. “Required Lenders” means Lenders having in the aggregate more than 50.0% of the outstanding Aggregate Commitments or, if the Aggregate Commitments have been terminated, Lenders holding in the aggregate more than 50.0% of the aggregate Credit Exposure; provided that the Commitment of, and the portion of outstanding Loans and Letters of Credit held or deemed held by, any Defaulting Lender shall be excluded for purposes or making a determination of Required Lenders. “Reserve Requirement” means, with respect to any Interest Period, the reserve percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) in effect from time to time during such Interest Period, as provided by the Federal Reserve Board, applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to Wells Fargo under Regulation D with respect to “Eurocurrency liabilities” within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement. “Resignation Effective Date” is defined in Section 10.6.1. 24

“Restatement Date” means the first date all the conditions precedent set forth in Sections 4.1 and 4.2 shall have been satisfied or waived in accordance with the terms of this Agreement, which is July 19, 2019. “Revolving Loan” is defined in Section 2.1.3. “Revolving Note” means a promissory note issued at the request of a Lender pursuant to Section 2.11.4, substantially in the form of Exhibit 2.11.4-A. “S&P” means Standard & Poor’s Financial Services LLC, a part of McGraw Hill Financial, and any successor thereto. “Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee. “Sanctioned Country” means a country or territory which is at any time the subject or target of any Sanctions. “Sanctioned Person” means (i) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (ii) any Person operating, organized or resident in a Sanctioned Country or (iii) any Person owned or controlled by any such Person or Persons described in clauses (i) and (ii), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Peron(s). “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its Subsidiaries or Affiliates. “SEC” means the Securities and Exchange Commission. “SEC Disclosure Documents” means all reports on Forms 10K, 10Q, and 8K filed by the Borrower with the SEC. “Securitization Program” means a securitization sale or program entered into by the Borrower or a Subsidiary which meets all of the following criteria: (a) the assets to be securitized in such transaction are current assets; (b) the transfer of such current assets is structured as a non-recourse sale (subject to certain customary exceptions); (c) any Lien created by such transaction is limited to such current assets; and 25

(d) such program is entered into on customary terms which are consistent with programs entered into by Persons of comparable size and financial standing to the Borrower and its Subsidiaries. “Senior Notes” means (i) all senior notes issued under the Parent’s Indenture dated as of August 28, 2014, (ii) all senior notes issued under the Parent’s Indenture dated as of November 29, 2017, (iii) all senior notes issued under the Borrower’s Indenture dated as of September 1, 1991, (iv) all senior notes issued under the Borrower’s Note Purchase Agreement dated as of November 2, 2009, (v) all senior notes issued under the Borrower’s Note Purchase Agreement dated as of December 15, 2014, (vi) all first mortgage bonds issued under the Borrower’s Mortgage dated January 1, 1933 and (vii) any senior notes or bonds issued by the Borrower pursuant to a private placement or public offering, in each case as may be amended, modified or supplemented from time to time. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. “Stated Amount” means, with respect to any Letter of Credit at any time, the aggregate amount available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met). “Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having the ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having the ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower. “Swingline Commitment” means $45,000,000 or, if less, the amount by which the Commitment of the Swingline Lender, as such amount may be reduced at or prior to such time pursuant to the terms hereof, exceeds the aggregate Credit Exposure of the Swingline Lender at the time of determination. “Swingline Exposure” means, with respect to any Lender at any time, its maximum aggregate liability to make Refunded Swingline Loans pursuant to Section 2.2.4 or to purchase participations pursuant to Section 2.2.5 in Swingline Loans that are outstanding at such time. “Swingline Lender” means Wells Fargo in its capacity as maker of Swingline Loans, and its successors in such capacity. “Swingline Note” means a promissory note issued at the request of a Lender pursuant to Section 2.11.4, substantially in the form of Exhibit 2.11.4-B. 26

“Swingline Termination Date” means the date that is five (5) Business Days prior to the Repayment Date. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “TD” means The TD Bank, N.A., and its successors. “TD Securities” means TD Securities (USA) LLC and its successors. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Transferee” is defined in Section 12.4. “Type” means, with respect to any Revolving Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unmatured Default” means an event that, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default. “Unreimbursed Amount” is defined in Section 3.5.1. “Unutilized Swingline Commitment” means, with respect to the Swingline Lender at any time, the Swingline Commitment at such time less the aggregate principal amount of all Swingline Loans that are outstanding at such time. “U.S. Borrower” means any Borrower that is a U.S. Person. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.19.7(ii)(b)(3). “Welfare Plan” means a “welfare plan”, as such term is defined in section 3(1) of ERISA. “Wells Fargo” means Wells Fargo Bank, National Association, and its successors. “Wells Fargo Fee Letter” means the separate fee letter agreement dated June 19, 2019 among the Borrower, Wells Fargo and Wells Fargo Securities. “Wells Fargo Securities” means Wells Fargo Securities, LLC, and its successors. “Withholding Agent” means the Borrower and the Administrative Agent. 27

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.2 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with, GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders prior to the closing of this Agreement; provided that if the Borrower notifies the Administrative Agent that it wishes to amend any financial covenant in Section 6.6 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 6.6 for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP as in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. Notwithstanding anything herein to the contrary, for purposes of determining compliance with any provision (including the computation of any financial covenant) contained herein, (a) Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) on financial liabilities shall be disregarded, and (b) any lease that was or would have been classified as an Operating Lease pursuant to GAAP as of April 3, 2012 will be classified as an Operating Lease, regardless of any change in GAAP after April 3, 2012 that would reclassify such lease as a Capitalized Lease, and the effects of FASB ASC 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) on any such Operating Leases shall be disregarded. 1.3 Other Interpretive Provisions. (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person’s successors and assigns and (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time. (ii) When used in this Agreement, the words “herein”, “hereof” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words “Article”, “Section”, “Schedule” and “Exhibit” shall refer to Articles and Sections of, and Schedules and Exhibits to, this Agreement unless otherwise specified. (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa. 28

(iv) Any item or list of items set forth following the word “including”, “include” or “includes” is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are “included”, such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are “included” are limited to such items or to items similar to such items. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (v) Each authorization in favor of the Administrative Agent, the Lenders or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest. (vi) All references herein to the Lenders or any of them shall be deemed to include the Issuing Bank and the Swingline Lender unless specifically provided otherwise or unless the context otherwise requires. (vii) Except as otherwise specified herein, all references to the time of day shall be deemed to be to New York City time as then in effect. 1.4 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definitions of “LIBOR Rate” or “LIBOR Market Index Rate.” 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its ownership interests at such time. ARTICLE II CREDIT FACILITY 2.1 The Facility. 2.1.1 Availability of Facility. Subject to the terms of this Agreement, the facility is available from the date hereof to the Facility Termination Date, and the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. Unless sooner terminated pursuant to the terms hereof, the Commitments to lend hereunder shall expire on the Facility Termination Date. 29

2.1.2 Repayment of Facility. Subject to the terms of this Agreement, any outstanding Loans and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date; provided that if any authorization of any state official or state regulatory authority required under any Applicable Law, for any borrowing of Loans by the Borrower, expires without being extended at any time prior to the Facility Termination Date (and such authorization is required to be in effect at such time in order for the Borrower to continue to have such Loans and other unpaid Obligations outstanding under Applicable Law), then upon the expiration of such authorization, all outstanding Loans and all other unpaid Obligations shall be immediately paid in full by the Borrower. 2.1.3 Revolving Facility. Each Lender severally agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a “Revolving Loan,” and collectively, the “Revolving Loans”) to the Borrower, from time to time on any Business Day during the period from and including the Restatement Date to but not including the Facility Termination Date, in an aggregate principal amount at any time outstanding not exceeding its Commitment; provided that no borrowing of Revolving Loans shall be made if, immediately after giving effect thereto (and to any concurrent repayment of Swingline Loans with proceeds of Revolving Loans made pursuant to such borrowing), (i) the amount of all outstanding Credit Exposure of any Lender exceed such Lender’s Commitment or (ii) the aggregate principal amount of all outstanding Credit Exposure exceed the Aggregate Commitments. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans. 2.1.4 Swingline Facility. The Swingline Lender agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a “Swingline Loan,” and collectively, the “Swingline Loans”) to the Borrower, from time to time on any Business Day during the period from the Restatement Date to but not including the Swingline Termination Date (or, if earlier, the Facility Termination Date), in an aggregate principal amount at any time outstanding not exceeding the Swingline Commitment. No borrowing of Swingline Loans shall be made if, immediately after giving effect thereto (i) the amount of all outstanding Credit Exposure of any Lender exceed such Lender’s Commitment or (ii) the aggregate principal amount of all outstanding Credit Exposure exceeds the Aggregate Commitments, and provided further that the Swingline Lender shall not make any Swingline Loan if any Lender is at that time a Defaulting Lender, unless the Swingline Lender has entered into arrangements satisfactory to the Swingline Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Swingline Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.22.1(iv)) with respect to the Defaulting Lender arising from either the Swingline Loan then proposed to be made or that the Swingline Loan and all other Swingline Loans as to which the Swingline Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. Subject to and on the terms and conditions of this Agreement, the Borrower may borrow, repay (including by means of a borrowing of Revolving Loans pursuant to Section 2.2.3) and reborrow Swingline Loans. All Swingline Loans shall bear interest at the LIBOR Market Index Rate plus the Applicable Margin. 30

2.2 Loans. 2.2.1 Types of Loans. The Revolving Loans may be made as, and from time to time continued as or converted to, Base Rate Loans or LIBOR Rate Loans (each a “Type” of Loan), or a combination thereof, selected by the Borrower in accordance with Section 2.2.2. The Swingline Loans shall be made and maintained as LIBOR Market Index Rate Loans at all times and may not be converted into or continued as LIBOR Rate Loans or Base Rate Loans under Section 2.2.7. 2.2.2 Borrowing of Revolving Loans. In order to request Revolving Loans (other than (i) borrowings of Swingline Loans, which shall be made pursuant to Section 2.2.3, (ii) borrowings for the purpose of repaying Refunded Swingline Loans, which shall be made pursuant to Section 2.2.4, (iii) borrowings for the purpose of paying unpaid Reimbursement Obligations, which shall be made pursuant to Section 3.4, and (iv) borrowings involving continuations or conversions of outstanding Loans, which shall be made pursuant to Section 2.2.7), the Borrower shall give the Administrative Agent irrevocable written notice (a “Borrowing Notice”), not later than 11:00 a.m. on the requested Borrowing Date of each Base Rate Loan and at least three (3) Business Days before the requested Borrowing Date for each LIBOR Rate Loan. A Borrowing Notice shall be in the form of Exhibit 2.2.2 hereto and shall specify: (i) the requested Borrowing Date, which shall be a Business Day, of such Loan, (ii) the aggregate amount of such Loan, (iii) the Type of Loan selected, and (iv) in the case of each LIBOR Rate Loan, the Interest Period applicable thereto (which may not end after the Facility Termination Date). Each LIBOR Rate Loan shall be in the minimum amount of $5,000,000 (and any whole multiple of $1,000,000 in excess thereof), and each Base Rate Loan shall be in the minimum amount of $1,000,000 (and any whole multiple of $1,000,000 in excess thereof); provided, however, any Base Rate Loan may be in the amount of the unused Aggregate Commitments. If the Borrower shall have failed to designate the Type of Loans selected, the Borrower shall be deemed to have requested Base Rate Loans. If the Borrower shall have failed to select the duration of the Interest Period to be applicable to any LIBOR Rate Loans requested, then the Borrower shall be deemed to have selected an Interest Period with a duration of one month. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender of the contents thereof and of the amount and Type of each Loan to be made by such Lender on the requested date specified therein. To the extent such Lenders have made such amounts available to the Administrative Agent as provided in Section 2.3, the Administrative Agent will make the aggregate of such amounts available to the Borrower in like funds as received by the Administrative Agent. 2.2.3 Borrowing of Swingline Loans. In order to request Swingline Loans, the Borrower shall give the Administrative Agent (and the Swingline Lender, if the Swingline 31

Lender is not also the Administrative Agent) irrevocable written notice ( a “Swingline Borrowing Notice”) not later than 11:00 a.m. on the date of requested Borrowing Date. A Borrowing Notice shall be in the form of Exhibit 2.2.3 hereto and shall specify: (i) the requested Borrowing Date, which shall be a Business Day, of such Loan, and (ii) the aggregate amount of such Loan. Each Swingline Loan (x) shall be in the minimum amount of $100,000 (and a whole multiple of $100,000 if in excess thereof (or if less, in the amount of the Unutilized Swingline Commitment)) and (y) shall be due and payable on the earlier of (A) the Swingline Termination Date and (B) within ten (10) Business Days of such Loan being made. To the extent the Swingline Lender has made such amount available to the Administrative Agent as provided in Section 2.3, the Administrative Agent will make such amount available to the Borrower. Immediately upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swingline Loan. 2.2.4 Refunded Swingline Loans. With respect to any outstanding Swingline Loans, the Swingline Lender may at any time (whether or not an Event of Default has occurred and is continuing) in its sole and absolute discretion, and is hereby authorized and empowered by the Borrower to, cause a Borrowing of Revolving Loans to be made for the purpose of repaying such Swingline Loans by delivering to the Administrative Agent (if the Administrative Agent is not also the Swingline Lender) and each other Lender (on behalf of, and with a copy to, the Borrower), not later than 11:00 a.m. on the proposed Borrowing Date therefor, a notice (which shall be deemed to be a Borrowing Notice given by the Borrower) requesting the Lenders to make Revolving Loans (which shall be made initially as Base Rate Loans) on such Borrowing Date in an aggregate amount equal to the amount of such Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date such notice is given that the Swingline Lender requests to be repaid. To the extent the Lenders have made such amounts available to the Administrative Agent as provided in Section 2.3, the Administrative Agent will make the aggregate of such amounts available to the Swingline Lender in like funds as received by the Administrative Agent, which shall apply such amounts in repayment of the Refunded Swingline Loans. Notwithstanding any provision of this Agreement to the contrary, on the relevant Borrowing Date, the Refunded Swingline Loans (including the Swingline Lender’s ratable share thereof, in its capacity as a Lender) shall be deemed to be repaid with the proceeds of the Revolving Loans made as provided above (including a Revolving Loan deemed to have been made by the Swingline Lender), and such Refunded Swingline Loans deemed to be so repaid shall no longer be outstanding as Swingline Loans but shall be outstanding as Revolving Loans. If any portion of any such amount repaid (or deemed to be repaid) to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in any bankruptcy, insolvency or similar proceeding or otherwise, the loss of the amount so recovered shall be shared ratably among all the Lenders in the manner contemplated by Section 2.3. 2.2.5 Lender Participation in Swingline Loans. If, as a result of any bankruptcy, insolvency or similar proceeding with respect to the Borrower, Revolving Loans are not made 32 pursuant to Section 2.2.4 in an amount sufficient to repay any amounts owed to the Swingline Lender in respect of any outstanding Swingline Loans, or if the Swingline Lender is otherwise precluded for any reason from giving a notice on behalf of the Borrower as provided for hereinabove, each Lender, upon one (1) Business Day’s prior notice from the Swingline Lender, shall fund its risk participation in such outstanding Swingline Loans by making available to the Administrative Agent an amount equal to its Applicable Percentage of the unpaid amount thereof together with accrued interest thereon. To the extent the Lenders have made such amounts available to the Administrative Agent as provided in Section 2.3, the Administrative Agent will make the aggregate of such amounts available to the Swingline Lender in like funds as received by the Administrative Agent. In the event any such Lender fails to make available to the Administrative Agent the amount of such Lender’s participation as provided in this Section 2.2.5, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date such amount is required to be made available for the account of the Swingline Lender until the date such amount is made available to the Swingline Lender at the Federal Funds Effective Rate for the first three (3) Business Days and thereafter at the Alternative Base Rate. Promptly following its receipt of any payment by or on behalf of the Borrower in respect of a Swingline Loan, the Swingline Lender will pay to each Lender that has acquired a participation therein such Lender’s Applicable Percentage of such payment. 2.2.6 Notwithstanding any provision of this Agreement to the contrary, the obligation of each Lender (other than the Swingline Lender) to make Revolving Loans for the purpose of repaying any Refunded Swingline Loans pursuant to Section 2.2.4 and each such Lender’s obligation to purchase a participation in any unpaid Swingline Loans pursuant to Section 2.2.5 shall be absolute and unconditional and shall not be affected by any circumstance or event whatsoever, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the Swingline Lender, the Administrative Agent, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of any Unmatured Default or Event of Default, (iii) the failure of the amount of such borrowing of Revolving Loans to meet the minimum borrowing amount specified in Section 2.2.2, or (iv) the failure of any conditions set forth in Section 4.2 or elsewhere herein to be satisfied. 2.2.7 Conversion and Continuation of Outstanding Loans. (i) Each Base Rate Loan shall continue as a Base Rate Loan unless and until such Base Rate Loan is either converted into a LIBOR Rate Loan in accordance with this Section 2.2.7 or repaid in accordance with Section 2.5. Each LIBOR Rate Loan shall continue as a LIBOR Rate Loan until the end of the then-applicable Interest Period therefor, at which time such LIBOR Rate Loan shall be automatically converted into a Base Rate Loan unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice in the manner set forth below requesting that, at the end of such Interest Period, such LIBOR Rate Loan continue as a LIBOR Rate Loan for the same or another Interest Period. The Borrower may elect from time to time to convert all or any part of a Base Rate Loan into a LIBOR Rate Loan. The Borrower shall give the Administrative Agent irrevocable notice in the form of Exhibit 2.2.7 (a “Conversion/Continuation Notice”) of each conversion of a Base Rate Loan into 33 a LIBOR Rate Loan, or continuation of a LIBOR Rate Loan, not later than 11:00 a.m. at least three (3) Business Days prior to the date of the requested conversion or continuation, specifying: (a) the requested date, which shall be a Business Day, of such conversion or continuation, (b) the aggregate amount and Type of the Loan which is to be converted or continued, and (c) the amount of such Loan(s) which is to be converted or continued as a LIBOR Rate Loan and the duration of the Interest Period applicable thereto. Each conversion of a LIBOR Rate Loan into a Base Rate Loan shall involve a minimum amount of $3,000,000 (and a whole multiple of $1,000,000, if in excess thereof). Each conversion of a Base Rate Loan into a LIBOR Rate Loan shall involve a minimum amount of $5,000,000 (and a whole multiple of $1,000,000 if in excess thereof). No partial conversion of LIBOR Rate Loans made pursuant to a single Borrowing Notice shall reduce the outstanding principal amount of such LIBOR Rate Loans to less than $5,000,000 (or to any greater amount not a whole multiple of $1,000,000 in excess thereof). Except as otherwise provided in Section 2.18.7, LIBOR Rate Loans may be converted into Base Rate Loans only on the last day of the Interest Period Applicable thereto (and in any event, if a LIBOR Rate Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the Borrower will pay, upon such conversion, all amounts required under Section 2.18.1 to be paid as a consequence thereof). Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender of (x) the contents thereof, (y) the amount and Type and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Lender and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. (ii) Notwithstanding anything to the contrary contained in this Section 2.2.7, during an Event of Default, the Administrative Agent may notify the Borrower that Loans may only be converted into or continued as Loans of certain specified Types. 2.3 Funding by Lenders; Disbursement to the Borrower. 2.3.1 Funding by Lenders. Not later than 1:00 p.m. on each requested Borrowing Date, each Lender shall, if it has received the notice contemplated by Sections 2.2.2, 2.2.3, 2.2.4 or 2.2.5 on or prior to 12:00 noon on such date, in the case of Base Rate Loans, or on or prior to its close of business on the third Business Day before such date, in the case of LIBOR Rate Loans, make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII, the amount of Loans to be made by such Lender on such date. 2.3.2 Disbursement to the Borrower. Upon satisfaction of the applicable conditions set forth in Section 4.2 (and, if such Borrowing is on the Restatement Date, Section 4.1), Loans shall be disbursed by the Administrative Agent not later than 3:30 p.m. on the date 34 specified therefor by credit to an account of the Borrower at the Administrative Agent at its address specified pursuant to Article XIII or in such other manner as may have been specified to and as shall be reasonably acceptable to the Administrative Agent, in each case in Dollars in funds immediately available to the Borrower, as the case may be. 2.4 Fees. The Borrower agrees to pay: 2.4.1 Arranger Fees. (i) To Wells Fargo Securities, for its own account, on the Restatement Date, the fees required under the Wells Fargo Fee Letter and (ii) to BB&TCM, MUFG and TD Securities, for their respective accounts, on the Restatement Date, the fees required under the Passive Arrangers Fee Letter; 2.4.2 Facility Fee. To the Administrative Agent for the account of each Lender a facility fee at a per annum rate equal to the Facility Fee Rate on the average daily amount of such Lender’s Commitment (whether used or unused) from the date hereof to and including the Repayment Date (the “Facility Fee”), payable on the last day of each calendar quarter hereafter and on the Repayment Date; 2.4.3 Letter of Credit Fees. To the Administrative Agent, for the account of each Lender, a letter of credit fee for each calendar quarter (or portion thereof) in respect of all Letters of Credit outstanding during such quarter, at a rate per annum equal to the Applicable Margin then in effect during such quarter for LIBOR Rate Loans on such Lender’s pro rata share of the daily average aggregate Stated Amount of such Letters of Credit, payable in arrears on (i) the last Business Day of each calendar quarter, beginning with the first such day to occur after the Restatement Date, and (ii) on the later of the Facility Termination Date and the date of termination of the last outstanding Letter of Credit; provided, however, that any letter of credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Bank pursuant to Section 3.1.1 shall be payable, to the maximum extent permitted by Applicable Law, to the other Lenders in accordance with the upward adjustments in their respective pro rata shares allocable to such Letter of Credit pursuant to Section 2.22.1(iv), with the balance of such fee, if any, payable to the Issuing Bank for its own account; 2.4.4 Letter of Credit Facing Fee. To each Issuing Bank, for its own account, a facing fee for each calendar quarter (or portion thereof) on the daily average aggregate Stated Amount of all Letters of Credit issued by such Issuing Bank outstanding during such quarter, at a per annum rate separately agreed to between each Issuing Bank and the Borrower (each an “LC Fee”), payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Restatement Date, and (ii) on the later of the Facility Termination Date and the date of termination of the last outstanding Letter of Credit; 2.4.5 Letter of Credit Customary Fees. To each Issuing Bank, for its own account, such commissions, transfer fees and other fees and charges incurred in connection with the issuance and administration of each Letter of Credit issued by it as are customarily charged from time to time by such Issuing Bank for the performance of such services in connection with similar letters of credit, or as may be otherwise agreed to by such Issuing Bank, but without duplication of amounts payable under Section 2.4.2; and 35

2.4.6 Administrative Fee. To the Administrative Agent, for its own account, the annual administrative fee described in the Wells Fargo Fee Letter, on the terms, in the amount and at the times set forth therein. None of the fees payable under this Section 2.4 shall be refundable in whole or in part. 2.5 Reductions in Aggregate Commitments; Increases in Aggregate Commitments. 2.5.1 Reductions. The Borrower may permanently reduce the Aggregate Commitments, in whole or in part, ratably among the Lenders in an amount equal to $5,000,000 ($500,000 in the case of the Unutilized Swingline Commitment) or a whole multiple of $1,000,000 in excess thereof (or $100,000 in the case of the Unutilized Swingline Commitment) upon at least three (3) Business Days’ written notice to the Administrative Agent (and in the case of a termination or reduction of the Unutilized Swingline Commitment, the Swingline Lender), which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitments may not be reduced below the aggregate outstanding Credit Exposure. Upon receipt of any such notice, the Administrative Agent (or Swingline Lender) shall promptly notify each Lender of the contents thereof and the amount to which such Lender’s Commitment is to be reduced. All accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder. The amount of any termination or reduction made under this Section 2.5.1 may not thereafter be reinstated. 2.5.2 Increases. At any time following the Restatement Date and prior to the Facility Termination Date, the Aggregate Commitments may, at the option of the Borrower, be increased by a total amount not in excess of $100,000,000, either by one or more then-existing Lenders increasing their Commitments or by new Lenders establishing such additional Commitments (each such increase by either means, a “Commitment Increase”, and each such Lender increasing its Commitment or new Lender, an “Additional Commitment Lender”); provided that (i) each new Lender shall be reasonably acceptable to the Administrative Agent, (ii) no Unmatured Default or Event of Default shall exist immediately prior to or after the effective date of such Commitment Increase, (iii) all representations and warranties made by the Borrower in this Agreement as of the date of such Commitment Increase are true and correct in all material respects, (iv) each such Commitment Increase shall be in an aggregate amount not less than $10,000,000 or a whole multiple of $5,000,000 in excess thereof, or, if less, the maximum remaining amount that the Aggregate Commitments may be increased pursuant to this Section 2.5.2, (v) no such Commitment Increase shall be permitted without all required Governmental Approvals and (vi) no such Commitment Increase shall become effective unless and until the Borrower, the Administrative Agent and the Additional Commitment Lenders shall have executed and delivered an agreement substantially in the form of Exhibit 2.5.2 (a “Commitment Increase Supplement”). On the effective date of such Commitment Increase, each Additional Commitment Lender shall purchase, by assignment, from each other existing Lender the portion of such other Lender’s Credit Exposure outstanding at such time such that, after giving effect to such assignments, the respective aggregate amount of Credit Exposure of each Lender shall be equal to such Lender’s Applicable Percentage (as adjusted pursuant hereto) of the aggregate Credit Exposure outstanding. The purchase price for the Loans so assigned shall be the principal amount of the Loans so assigned plus the amount of accrued and unpaid interest thereon on the date of assignment. Upon payment of such purchase price, each Lender shall be 36 automatically deemed to have sold and made such an assignment to such Additional Commitment Lender and shall, to the extent of the interest assigned, be released from its obligations under this Agreement, and such Additional Commitment Lender shall be automatically deemed to have purchased and assumed such an assignment from each other Lender and, if not already a Lender hereunder, shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of a Lender under this Agreement. 2.6 Extension Option. After the first anniversary of the Restatement Date, and then no earlier than sixty (60) days and no later than thirty (30) days prior to each anniversary of the Restatement Date, but on no more than two occasions, the Borrower may, by written notice to the Administrative Agent, request that the Lenders extend the Facility Termination Date for an additional year. Any election by a Lender to extend the term of its Commitment pursuant to such a request shall be at such Lender’s sole discretion and subject to such credit evaluation as such Lender may determine. 2.6.1 No extension pursuant to this Section 2.6 shall become effective unless agreed to in writing not later than fifteen (15) days prior to the relevant anniversary of the Restatement Date by Lenders then holding more than 50% of the Commitments. 2.6.2 In the event that Lenders then holding more than 50% of the Commitments but less than 100% of the Commitments shall agree to an extension requested pursuant to this Section 2.6, the Borrower shall be entitled to propose a new Lender or Lenders (which shall be reasonably acceptable to the Administrative Agent, the Swingline Lender and the Issuing Banks), or an increase in the Commitment or Commitments of a then-existing Lender or Lenders, whose new or increased Commitments (in an aggregate amount not in excess of the Commitments of the Lenders who did not agree to extend) shall be in effect during the extension period so agreed. 2.6.3 Unless a Lender which does not agree to extend its Commitment shall be replaced pursuant to Section 2.6.4, the Commitment of such Lender shall continue in full force and effect until the Facility Termination Date to which it has agreed (each a “Prior Termination Date”). 2.6.4 In the event that an existing Lender shall not agree to extend its Commitment pursuant to a request by the Borrower, the Borrower shall be entitled to replace such Lender with another Lender or and/or an Eligible Assignee that shall assume the then Commitment of such existing Lender and shall agree to the extension requested. Any Eligible Assignee (if not already a Lender hereunder) shall become a party to this agreement as a Lender pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower. In the event of such a replacement, such existing Lender shall assign to such replacement Lender the outstanding Loans of such existing Lender for a purchase price equal to the principal amount of the Loans so assigned, plus the amount of accrued and unpaid interest thereon to the date of such assignment, and such replacement Lender shall acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. 37

2.6.5 An extension of the Facility Termination Date pursuant to this Section 2.6 shall only become effective upon the receipt by the Administrative Agent of a certificate (the statements contained in which shall be true) of a duly authorized officer of the Borrower stating that both before and after giving effect to such extension of the Facility Termination Date (i) no Unmatured Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by the Borrower under this Agreement are true and correct in all material respects on and as of the date such extension is made. 2.6.6 Effective on and after the Prior Termination Date, (i) each of the Lenders who does not agree to extend its Commitment shall be automatically released from their respective participations and Reimbursement Obligations under Section 3.4 with respect to any outstanding Letters of Credit and (ii) the participations and Reimbursement Obligations of each Lender (other than the Lenders who do not agree to extend their Commitments) shall be automatically adjusted to equal such Lender’s revised Applicable Percentage of such outstanding Letters of Credit. 2.7 Repayments; Optional Principal Prepayments. (a) Each Loan shall mature and become due and payable, and shall be repaid by the Borrower, in full on the day one year after the date such Loan was made, unless the Borrower’s Board of Directors, by a written resolution, has authorized such Loan to be outstanding for a term in excess of one year, in which case such Loan shall mature and become due and payable, and shall be repaid by the Borrower, in full on the date fixed by such written resolution, but in no event later than on the Facility Termination Date. (b) The Borrower may from time to time pay, without penalty or premium, all outstanding Loans, or any portion of the outstanding Loans, on any Business Day upon notice to the Administrative Agent one (1) Business Day prior to each intended prepayment of Alternative Base Rate Loans and three (3) Business Days prior to each intended prepayment of LIBOR Rate Loans; provided that (i) each partial payment of LIBOR Rate Loans shall be in the minimum amount of $5,000,000 (and a whole multiple of $1,000,000 if in excess thereof), and each partial payment of Base Rate Loans shall be in the minimum amount of $3,000,000 (and a whole multiple of $1,000,000 if in excess thereof) ($100,000 and $100,000, respectively, in the case of Swingline Loans), (ii) no partial payment of LIBOR Rate Loans made pursuant to a single borrowing shall reduce the aggregate outstanding principal amount of the remaining LIBOR Rate Loans under such borrowing to less than $5,000,000 (and a whole multiple of $1,000,000 if in excess thereof), and (iii) unless made together with all amounts required under Section 2.18.1 to be paid as a consequence of such prepayment, a prepayment of a LIBOR Rate Loan may be made only on the last day of the Interest Period applicable thereto. Each such notice of prepayment shall be in the form of Exhibit 2.7 and shall specify (i) the date such prepayment is to be made and (ii) the amount and Type of the Loans to be prepaid and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of the LIBOR Rate Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender of the contents thereof and the amount and Type of the Loans to be prepaid and, in the case of LIBOR Rate Loans, the last day of the applicable Interest Period of each LIBOR Rate Loan of such Lender to be prepaid. 38

Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 2.13. 2.8 Changes in Interest Rate, etc. Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made or is converted from a LIBOR Rate Loan into a Base Rate Loan pursuant to Section 2.2.7 to but excluding the date it becomes due or is converted into a LIBOR Rate Loan pursuant to Section 2.2.7 hereof, at a rate per annum equal to the Base Rate plus the Applicable Margin for such day. Each LIBOR Rate Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the applicable LIBOR Rate plus the Applicable Margin. No Interest Period may end after the Facility Termination Date. 2.9 Rates Applicable After Default. During the continuance of an Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Loan may be made as, converted into, or continued as a LIBOR Rate Loan. During the continuance of an Event of Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that each Loan and all other amounts payable under the Loan Documents shall bear interest at the Overdue Rate; provided that, during the continuance of an Event of Default under Sections 7.1, 7.7 or 7.8, any amount payable under the Loan Documents not paid when due (whether at maturity, by reason of notice of prepayment or otherwise) shall bear interest at a rate per annum equal to the Overdue Rate without any election or action on the part of the Administrative Agent or any Lender. 2.10 Method of Payment. 2.10.1 Payments by Borrower. All payments of the Obligations hereunder and under the other Loan Documents shall be made, observed or performed, without setoff, deduction, or counterclaim (whether sounding in tort, contract or otherwise) or Tax. All amounts payable for the account of the Administrative Agent shall be paid in immediately available funds to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. All amounts payable for the account of any Lender under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII and, in the case of all other payments, be made directly to such Lender at its address specified pursuant to Article XIII or at such other address as such Lender may designate by notice to the Borrower. 2.10.2 Payments to Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to 39 such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. Notwithstanding the foregoing or any contrary provision hereof, if any Lender shall fail to make any payment required to be made by it hereunder to the Administrative Agent, any Issuing Bank or the Swingline Lender, then the Administrative Agent may, in its discretion, apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations to the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, until all such unsatisfied obligations are fully paid. If the Administrative Agent shall not have made a required distribution to the appropriate Lenders as required hereinabove after receiving a payment for the account of such Lenders, the Administrative Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal Funds Effective Rate for each day from the date such amount was required to be disbursed by the Administrative Agent until the date repaid to such Lender. The Administrative Agent will distribute to each Issuing Bank like amounts relating to payments made to the Administrative Agent for the account of such Issuing Bank in the same manner, and subject to the same terms and conditions, as set forth hereinabove with respect to distributions of amounts to the Lenders. 2.10.3 Authorization to Charge the Borrower’s Accounts. The Borrower hereby authorizes the Administrative Agent and each Lender, if and to the extent any amount payable by the Borrower under the Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Lender) is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency. Any Lender charging an amount against an account of the Borrower shall comply with Section 11.2 and provide notice thereof to the Borrower, within a reasonable time thereafter, which notice shall include a description in reasonable detail of such action. 2.11 Evidence of Indebtedness. 2.11.1 Lenders’ Evidence of Indebtedness. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. 2.11.2 Administrative Agent’s Evidence of Indebtedness. The Administrative Agent shall also maintain the Register of accounts pursuant to Section 12.3.4 in which it will record (a) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (c) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof. 2.11.3 Effect of Entries. The entries maintained in the accounts and records maintained pursuant to Sections 2.11.1 and 2.11.2 above shall be prima facie evidence of the 40 existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts and records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms. 2.11.4 Notes Upon Request. Any Lender may request that its Loans be evidenced by Notes. In such event, the Borrower shall prepare, execute and deliver to such Lender (a) in the case of Revolving Loans, a Revolving Note in the form of Exhibit 2.11.4-A, payable to the order of such Lender and (b) in the case of Swingline Loans, a Swingline Note in the form of Exhibit 2.11.4-B. Thereafter, the Loans represented by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be evidenced by a Note payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs 2.11.1 and 2.11.1 above. 2.12 Telephonic Notices. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert, or continue Loans; to effect selections of Types of Loans; and to transfer funds based on telephonic notices made by any Person or Persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices, Swingline Borrowing Notices, and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error. 2.13 Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Base Rate Loan and each LIBOR Market Index Rate Loan shall be payable on each Payment Date, commencing with the first such date to occur after the Restatement Date, on any date on which the Base Rate Loan or LIBOR Market Index Rate Loan is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Base Rate Loan converted into a LIBOR Rate Loan on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each LIBOR Rate Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Loan is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each LIBOR Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest, Facility Fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360 day year, except that interest calculated based on the Prime Rate shall be calculated for actual days elapsed on the basis of a 365, or when appropriate 366, day year. Interest shall be payable for the day a Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. Whenever any payment to the Administrative Agent or any Lender under the Loan Documents would otherwise be due on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day; provided, however, that 41 if such next succeeding Business Day falls in a new calendar month, such payment shall instead be due on the immediately preceding Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder. Interest at the Overdue Rate shall be payable on demand. 2.14 Notification of Loans, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitments reduction notice, Borrowing Notice, Swingline Notice, Conversion/Continuation Notice, Letter of Credit Notice, Commitment Increase Supplement and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the LIBOR Rate or Alternate Base Rate applicable to each Loan promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate. The Administrative Agent will notify each Lender of any request by the Borrower pursuant to Section 2.6 to extend the Facility Termination Date. 2.15 Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made. A Lender may designate a separate Lending Installation for the purpose of making or maintaining different Types of Loans, and with respect to LIBOR Rate Loans such office may be a domestic or foreign branch or Affiliate of such Lender. 2.16 Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended Recipient or Recipients in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the Recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day for the first three (3) days and, thereafter, at the Alternate Base Rate plus 2%. 2.17 Maximum Interest Rate. Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such 42 maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans. 2.18 Increased Costs; Change in Circumstances; Illegality. 2.18.1 Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except the Reserve Requirement reflected in the LIBOR Rate) or any Issuing Bank; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Rate Loans or LIBOR Market Index Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, such Issuing Bank or such other Recipient of making, converting to, continuing or maintaining any LIBOR Rate Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount), then, upon request of such Lender, such Issuing Bank or other Recipient, the Borrower will pay to such Lender, such Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. 2.18.2 Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law affecting such Lender or such Issuing Bank or any Lending Installation of such Lender or such Lender’s or such Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such 43

Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. 2.18.3 Certificates for Reimbursement. A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in Sections 2.18.1 or 2.18.2 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. 2.18.4 Delay in Requests. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to the foregoing provisions of this Section 2.18 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 2.18.5 LIBOR Unavailable. Unless and until a Benchmark Replacement is implemented in accordance with Section 2.18.6, if, (i) on or prior to the first day of any Interest Period, the Administrative Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period, (ii) at any time, the Administrative Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Market Index Rate, (iii) on or prior to the first day of any Interest Period, the Administrative Agent shall have received written notice from the Required Lenders of their determination that the rate of interest referred to in the definition of “LIBOR Rate” upon the basis of which the LIBOR Rate for LIBOR Rate Loans for such Interest Period is to be determined or will not adequately and fairly reflect the cost to such Lenders of making or maintaining LIBOR Rate Loans during such Interest Period, or (iv) at any time, the Administrative Agent shall have received written notice from the Required Lenders of their determination that the rate of interest referred to in the definition of “LIBOR Market Index Rate” will not adequately and fairly reflect the cost of such Lenders of making LIBOR Market Index Rate Loans, the Administrative Agent will forthwith so notify the Borrower and the Lenders. Upon such notice, (a) all then-outstanding LIBOR Rate Loans shall automatically, on the expiration date of the respective Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (b) all then-outstanding LIBOR Market Index Rate Loans, shall automatically, on the day of such notice, be converted into Base Rate Loans, (c) the obligation of the Lenders to make, to convert Base Rate Loans into, or to continue, LIBOR Rate Loans shall be suspended (including pursuant to the borrowing to which such Interest Period applies), and (d) any Borrowing Notice, Swingline Borrowing Notice or Conversion/Continuation Notice 44

given at any time thereafter with respect to LIBOR Rate Loans shall be deemed to be a request for Base Rate Loans, in each case until the Administrative Agent or the Required Lenders, as the case may be, shall have determined that the circumstances giving rise to such suspension no longer exist (and the Required Lenders, if making such determination, shall have so notified the Administrative Agent), and the Administrative Agent shall have so notified the Borrower and the Lenders. 2.18.6 Effect of Benchmark Transition Event. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBOR Rate and/or the LIBOR Market Index Rate with a Benchmark Replacement. Any such proposed amendment agreed to by the Administrative Agent and Borrower with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the LIBOR Rate or the LIBOR Market Index Rate with a Benchmark Replacement pursuant to this Section Error! Reference source not found. will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section Error! Reference source not found., including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section Error! Reference source not found.. 45

(iv) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a LIBOR Rate Loan or for a conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Alternate Base Rate based upon the LIBOR Rate will not be used in any determination of the Alternate Base Rate. During any Benchmark Unavailability Period, all then-outstanding LIBOR Market Index Rate Loans, shall automatically, on the day of such notice, be converted into Base Rate Loans and any Swingline Loans shall be made as Base Rate Loans. 2.18.7 Illegality. Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, any Lender shall have determined in good faith that the introduction of or any change in any Applicable Law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for such Lender to make or to continue to make or maintain LIBOR Rate Loans or LIBOR Market Index Rate Loans, such Lender will forthwith so notify the Administrative Agent and the Borrower. Upon such notice, (i) each of such Lender’s then- outstanding LIBOR Rate Loans and LIBOR Market Index Rate Loans shall automatically, immediately in the case of LIBOR Market Index Rate Loans and on the expiration date of the applicable Interest Period in the case of any LIBOR Rate Loan (or, to the extent any such LIBOR Rate Loan may not lawfully be maintained as a LIBOR Rate Loan until such expiration date, upon such notice) and to the extent not sooner prepaid, be converted into a Base Rate Loan, (ii) the obligation of such Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Rate Loans shall be suspended (including pursuant to any borrowing for which the Administrative Agent has received a Borrowing Notice but for which the Borrowing Date has not arrived), and (iii) any Borrowing Notice or Conversion/Continuation Notice given at any time thereafter with respect to LIBOR Rate Loans (or Swingline Borrowing Notice given with respect to any Swingline Loans) shall, as to such Lender, be deemed to be a request for a Base Rate Loan, in each case until such Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the Administrative Agent, and the Administrative Agent shall have so notified the Borrower. 2.19 Taxes. 2.19.1 Issuing Bank; FATCA. For purposes of this Section 2.19, the term “Lender” includes any Issuing Bank and the term “Applicable Law” includes FATCA. 2.19.2 Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in 46 accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. 2.19.3 Payments of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. 2.19.4 Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.19) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. 2.19.5 Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.2 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.19.5. 2.19.6 Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.19, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. 2.19.7 Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the 47

Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower, (a) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (b) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.19-A to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) 48 of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.19-B or Exhibit 2.19-C, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.19-D on behalf of each such direct and indirect partner; (c) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (d) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. 49

2.19.8 Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.19 (including by the payment of additional amounts pursuant to this Section 2.19), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.19.8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.19.8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.19.8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. 2.19.9 Survival. Each party’s obligations under this Section 2.19 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 2.20 Compensation. The Borrower will compensate each Lender upon demand for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBOR Rate Loans) that such Lender may incur or sustain (i) if for any reason (other than a default by such Lender) a borrowing or continuation of, or conversion into, a LIBOR Rate Loan does not occur on a date specified therefor in a Borrowing Notice or Conversion/Continuation Notice, (ii) if any repayment, prepayment or conversion of any LIBOR Rate Loan occurs on a date other than the last day of an Interest Period applicable thereto (including as a consequence of any assignment made pursuant to Section 2.21.1 or any acceleration of the maturity of the Loans pursuant to Article VIII), (iii) if any prepayment of any LIBOR Rate Loan is not made on any date specified in a notice of prepayment given by the Borrower or (iv) as a consequence of any other failure by the Borrower to make any payments with respect to any LIBOR Rate Loan when due hereunder. Calculation of all amounts payable to a Lender under this Section 2.20 shall be made as though such Lender had actually funded its relevant LIBOR Rate Loan through the purchase of a eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Rate Loan, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund its LIBOR Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.20. A certificate (which shall be in reasonable detail) showing the bases for the determinations set forth in this Section 2.20 by any Lender as to any additional amounts payable pursuant to this Section 2.20 shall be submitted by such Lender to the Borrower either directly or through the Administrative Agent. 50

Determinations set forth in any such certificate made in good faith for purposes of this Section 2.20 of any such losses, expenses or liabilities shall be conclusive absent manifest error. 2.21 Mitigation Obligations; Replacement of Lenders. 2.21.1 If any Lender requests compensation under Section 2.18, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.19, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Installation for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.18 or 2.19, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. 2.21.2 If any Lender requests compensation under Section 2.18, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant Section 2.19 and, in each case, such Lender has declined or is unable to designate a different Lending Installation in accordance with Section 2.21.1, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.3), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.18 or 2.19) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.3.2; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and any funded participations in Letters of Credit not refinanced through the Borrowing of Revolving Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.20) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a request for compensation under Section 2.18 or payments required to be made pursuant to Section 2.19, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and 51

(v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 2.22 Defaulting Lenders. 2.22.1 Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and in Section 8.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to or Article VII otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Article XI shall be applied at such time or times as may be determined by the Administrative Agent as follows: (a) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; (b) second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or the Swingline Lender hereunder; (c) third, if so determined by the Administrative Agent or requested by any Issuing Bank or the Swingline Lender, to be held as Cash Collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit or Swingline Loan; (d) fourth, as the Borrower may request (so long as no Unmatured Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; (e) fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; (f) sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against 52 such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; (g) seventh, so long as no Unmatured Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and (h) eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or any Letter of Credit Exposure in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and obligations in respect of Letters of Credit owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or obligations in respect of Letters of Credit owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.22.1(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Any Defaulting Lender shall be entitled to receive any Facility Fee for any period during which such Lender is a Defaulting Lender only to the extent allocable to the sum of (1) the outstanding amount of the Revolving Loans funded by it and (2) its Letter of Credit Exposure and Swingline Exposure for which it has provided Cash Collateral pursuant to Section 2.22.3 (and the Borrower shall (A) be required to pay the applicable Issuing Bank and the Swingline Lender the amount of such fee allocable to its Fronting Exposure arising from such Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to such Defaulting Lender). (iv) All or any part of such Defaulting Lender’s Letter of Credit Exposure and Swingline Exposure shall automatically (effective on the day such Lender becomes a Defaulting Lender) be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the Credit Exposure of any non- Defaulting Lender to exceed such non-Defaulting Lender’s Commitment. (v) If the reallocation described in Section 2.22.1(iv) cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, within one (1) Business Day following notice by the Administrative Agent, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize each Issuing Banks’ Fronting Exposure in accordance with the procedures set forth in Section 2.22.3. 53

2.22.2 If the Borrower, the Administrative Agent, the Issuing Banks and the Swingline Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held by the Lenders in accordance with their respective Applicable Percentages (without giving effect to Section 2.22.1(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. 2.22.3 At any time that there shall exist a Defaulting Lender, within one (1) Business Day upon the request of the Administrative Agent, any Issuing Bank or the Swingline Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.22.1(iv) and any Cash Collateral provided by the Defaulting Lender). (i) All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts with the Administrative Agent. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Lenders (including the Swingline Lender), and agrees to maintain, a first-priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.22.3(ii). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (ii) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.22 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific Letter of Credit Exposure, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such Cash Collateral as may be provided for herein. 54

(iii) Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section following (A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (B) the determination by the Administrative Agent and each Issuing Bank that there exists excess Cash Collateral; provided that, subject to this Section 2.22 the Person providing Cash Collateral and each Issuing Bank may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. 2.22.4 So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. ARTICLE III LETTERS OF CREDIT 3.1 Issuance. Subject to and upon the terms and conditions herein set forth, so long as no Unmatured Default or Event of Default has occurred and is continuing, each Issuing Bank will, at any time and from time to time on and after the Restatement Date and prior to the earlier of (i) the Letter of Credit Maturity Date and (ii) the Repayment Date, and upon request by the Borrower in accordance with the provisions of Section 3.1, issue for the account of the Borrower one or more irrevocable standby letters of credit denominated in Dollars and in a form customarily used or otherwise approved by such Issuing Bank (together with all amendments, modifications and supplements thereto, substitutions therefor and renewals and restatements thereof, collectively, the “Letters of Credit”). The Stated Amount of each Letter of Credit shall not be less than such amount as may be acceptable to the applicable Issuing Bank. Notwithstanding the foregoing: 3.1.1 No Letter of Credit shall be issued if, after giving effect to such issuance, (i) the Stated Amount when added to the aggregate Letter of Credit Exposure of the Lenders at such time, would exceed the Letter of Credit Subcommitment, (ii) the Stated Amount when added to the aggregate outstanding Credit Exposure, would exceed the Aggregate Commitments at such time, and (iii) any Lender is at that time a Defaulting Lender, unless the applicable Issuing Bank has entered into an arrangement, including the delivery of Cash Collateral, satisfactory to such Issuing Bank (in its sole discretion) with the Borrower or such Lender to eliminate such Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 2.22.1(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Exposure as to which such Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion; 55

3.1.2 No Letter of Credit shall be issued that by its terms expires later than the Letter of Credit Maturity Date or, in any event, more than one year after its date of issuance; provided, however, that a Letter of Credit may, if requested by the Borrower, provide by its terms, and on terms acceptable to the applicable Issuing Bank, for renewal for successive periods of one year or less (but not beyond the Letter of Credit Maturity Date), unless and until the applicable Issuing Bank shall have delivered a notice of nonrenewal to the beneficiary of such Letter of Credit; 3.1.3 No Issuing Bank shall be under any obligation to issue any Letter of Credit if, at the time of such proposed issuance, (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the Restatement Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Bank as of the Restatement Date and that the Issuing Bank in good faith deems material to it, (ii) such Issuing Bank shall have actual knowledge, or shall have received notice from any Lender, prior to the issuance of such Letter of Credit that one or more of the conditions specified in Section 4.1 (if applicable) or Section 4.2 are not then satisfied (or have not been waived in writing as required herein) or that the issuance of such Letter of Credit would violate the provisions of Section 3.1.1, or (iii) the issuance of such Letter of Credit would violate one or more written policies of such Issuing Bank applicable to letters of credit generally; and 3.1.4 Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued and subject to applicable laws, performance under Letters of Credit by the applicable Issuing Bank, its correspondents, and the beneficiaries thereof will be governed by the rules of the “International Standby Practices 1998” (or such later revision as may be published by the Institute of International Banking Law & Practice on any date any Letter of Credit may be issued) and to the extent not inconsistent therewith, the governing law of this Agreement. 3.2 Notices. Whenever the Borrower desires the issuance of a Letter of Credit, the Borrower will give the applicable Issuing Bank written notice with a copy to the Administrative Agent not later than 11:00 a.m. three (3) Business Days (or such shorter period as is acceptable to the Issuing Bank in any given case) prior to the requested date of issuance thereof. Each such notice (each, a “Letter of Credit Notice”) shall be irrevocable, shall be given in the form of Exhibit 3.2 and shall specify (i) the requested date of issuance, which shall be a Business Day, (ii) the requested Stated Amount and expiry date of the Letter of Credit, and (iii) the name and address of the requested beneficiary or beneficiaries of the Letter of Credit. The Borrower will also complete any application procedures and documents reasonably required by the applicable Issuing Bank in connection with the issuance of any Letter of Credit. Upon its issuance of any Letter of Credit, the applicable Issuing Bank will promptly notify the Administrative Agent of such issuance, and the Administrative Agent will give prompt notice thereof to each Lender. 56

The renewal or extension of any outstanding Letter of Credit shall, for purposes of this Article III, be treated in all respects as the issuance of a new Letter of Credit. 3.3 Participations. Immediately upon the issuance of any Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, of its Applicable Percentage of such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto and any Collateral or other security therefor or guaranty pertaining thereto; provided, however, that the LC Fee shall be payable directly to the Issuing Bank as provided therein, and the other Lenders shall have no right to receive any portion thereof. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each Reimbursement Obligation not reimbursed by the Borrower on the date due as provided in Section 3.4 or through the Borrowing of Revolving Loans as provided in Section 3.5 (because the conditions set forth in Section 4.2 cannot be satisfied, or for any other reason), or of any reimbursement payment required to be refunded to the Borrower for any reason. Upon any change in the Commitments of any of the Lenders pursuant to Section 2.5.2 or Section 12.3, with respect to all outstanding Letters of Credit and Reimbursement Obligations there shall be an automatic adjustment to the participations pursuant to this Section 3.3 to reflect the new Applicable Percentages of the assigning Lender and the assignee. Each Lender’s obligation to make payment to the Issuing Banks pursuant to this Section 3.3 shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including the termination of the Commitments or the existence of any Unmatured Default or Event of Default, and each such payment shall be made without any offset, abatement, reduction or withholding whatsoever. 3.4 Reimbursement. The Borrower hereby agrees to reimburse the applicable Issuing Bank by making payment to the Administrative Agent, for the account of such Issuing Bank, in immediately available funds, for any payment made by such Issuing Bank under any Letter of Credit issued by it (each such amount so paid until reimbursed, together with interest thereon payable as provided hereinbelow, a “Reimbursement Obligation”) immediately upon, and in any event on the same Business Day as, the making of such payment by such Issuing Bank (the “Honor Date”), provided that any such Reimbursement Obligation shall be deemed timely satisfied (but nevertheless subject to the payment of interest thereon as provided herein below) if satisfied pursuant to a borrowing of Revolving Loans made on the date of such payment by the Issuing Bank, as set forth more completely in Section 3.5), together with interest on the amount so paid by such Issuing Bank, to the extent not reimbursed prior to 2:00 p.m. on the Honor Date, for the period from the Honor Date to the date the Reimbursement Obligation created thereby is satisfied, at the Alternate Base Rate plus the Applicable Margin plus 2% per annum as in effect from time to time during such period, such interest also to be payable on demand. Each Issuing Bank will provide the Administrative Agent and the Borrower with prompt notice of any payment or disbursement made or to be made under any Letter of Credit issued by it, although the failure to give, or any delay in giving, any such notice shall not release, diminish or otherwise affect the Borrower’s obligations under this Section 3.4 or any other provision of this Agreement. The Administrative Agent will promptly pay to the applicable Issuing Bank any such amounts received by it under this Section 3.4. 57

3.5 Payment by Revolving Loans. 3.5.1 In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have timely satisfied in full its Reimbursement Obligation to such Issuing Bank pursuant to Section 3.4, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Reimbursement Obligation (the “Unreimbursed Amount”), without regard to the minimum and multiples for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.2 (other than the delivery of a Notice of Borrowing). Any notice given by the applicable Issuing Bank or the Administrative Agent pursuant to this Section 3.5.1 may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. 3.5.2 Each Lender shall upon any notice pursuant to Section 3.5.1 make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable Issuing Bank in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 3.5.3, each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Issuing Bank. 3.5.3 With respect to any Unreimbursed Amount that is not fully refinanced by a borrowing of Base Rate Loans because the conditions set forth in Section 4.2 cannot be satisfied or for any other reason, each Lender shall fund its risk participation in such Letter of Credit in the amount of its Applicable Percentage of the Unreimbursed Amount that is not so refinanced, which funded risk participation shall be due and payable on demand (together with interest) and shall bear interest at the Overdue Rate. 3.5.4 Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 3.5 to reimburse the applicable Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the applicable Issuing Bank. 3.5.5 Each Lender’s obligation to make Base Rate Loans or to fund its risk participation to reimburse the applicable Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 3.5, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of an Unmatured Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Base Rate Loans pursuant to this Section 3.5 is subject to the conditions set forth in Section 4.2 (other than delivery by the Borrower of a Notice of Borrowing). No such making of a Base Rate Loan or funding of risk participation shall relieve or otherwise impair the obligation of the Borrower to 58 reimburse the applicable Issuing Bank for the amount of any payment made by such Issuing Bank under any Letter of Credit, together with interest as provided herein. 3.5.6 If any Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 3.5 by the time specified in Section 3.5.2, then, without limiting the other provisions of this Agreement, the applicable Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by such Issuing Bank in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such Issuing Bank in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Base Rate Loan included in the relevant borrowing or funded risk participation, as the case may be. A certificate of the applicable Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 3.5.6 shall be conclusive absent manifest error. 3.6 Payment to Lenders. Whenever any Issuing Bank receives a payment in respect of a Reimbursement Obligation as to which the Administrative Agent has received, for the account of such Issuing Bank, any payments from the Lenders pursuant to Section 3.5, such Issuing Bank will promptly pay to the Administrative Agent, and the Administrative Agent will promptly pay to each Lender that has paid its ratable share thereof, in immediately available funds, an amount equal to such Lender’s ratable share (based on the proportionate amount funded by such Lender to the aggregate amount funded by all Lenders) of such Reimbursement Obligation. 3.7 Obligations Absolute. The Reimbursement Obligations of the Borrower shall be irrevocable, shall remain in effect until the Issuing Banks shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit, and shall be absolute and unconditional, shall not be subject to counterclaim, setoff or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances: 3.7.1 Any lack of validity or enforceability of this Agreement, any of the other Loan Documents or any documents or instruments relating to any Letter of Credit; 3.7.2 Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations in respect of any Letter of Credit or any other amendment, modification or waiver of or any consent to departure from any Letter of Credit or any documents or instruments relating thereto, in each case whether or not the Borrower has notice or knowledge thereof; 3.7.3 The existence of any claim, setoff, defense or other right that the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any 59

Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Lender or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated hereby or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit); 3.7.4 Any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect (provided that such draft, certificate or other document appears on its face to comply with the terms of such Letter of Credit), any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, facsimile or otherwise, or any errors in translation or in interpretation of technical terms; 3.7.5 Any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit (provided that any draft, certificate or other document presented pursuant to such Letter of Credit appears on its face to comply with the terms thereof), any nonapplication or misapplication by the beneficiary or any transferee of the proceeds of such drawing or any other act or omission of such beneficiary or transferee in connection with such Letter of Credit; 3.7.6 The exchange, release, surrender or impairment of any collateral or other security for the Obligations; 3.7.7 The occurrence of any Unmatured Default or Event of Default; or 3.7.8 Any other circumstance or event whatsoever, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall be binding upon the Borrower and each Lender and shall not create or result in any liability of such Issuing Bank to the Borrower or any Lender. It is expressly understood and agreed that, for purposes of determining whether a wrongful payment under a Letter of Credit resulted from any Issuing Bank’s gross negligence or willful misconduct, (i) such Issuing Bank’s acceptance of documents that appear on their face to comply with the terms of such Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary, (ii) such Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect (so long as such document appears on its face to comply with the terms of such Letter of Credit), and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (iii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit 60 with the terms thereof shall, in each case, be deemed not to constitute gross negligence or willful misconduct of such Issuing Bank. 3.8 Cash Collateral Account. At any time and from time to time (i) after the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the direction or with the consent of the Required Lenders shall, require the Borrower to deliver to the Administrative Agent such additional amount of cash as is equal to 102% of the aggregate Stated Amount of all Letters of Credit at any time outstanding (whether or not any beneficiary under any Letter of Credit shall have drawn or be entitled at such time to draw thereunder) and (ii) in the event of a prepayment under Section 2.5.1, the Administrative Agent will retain such amount as may then be required to be retained, such amounts in each case under clauses (i) and (ii) above to be held by the Administrative Agent in a cash collateral account (the “Cash Collateral Account”). The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the Lenders, a Lien upon and security interest in the Cash Collateral Account and all amounts held therein from time to time as security for Letter of Credit Exposure, and for application to the Borrower’s Reimbursement Obligations as and when the same shall arise. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest on the investment of such amounts in Cash Equivalents, which investments shall be made at the direction of the Borrower (unless an Unmatured Default or Event of Default shall have occurred and be continuing, in which case the determination as to investments shall be made at the option and in the discretion of the Administrative Agent), amounts in the Cash Collateral Account shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. In the event of a drawing, and subsequent payment by any Issuing Bank, under any Letter of Credit at any time during which any amounts are held in the Cash Collateral Account, the Administrative Agent will deliver to such Issuing Bank an amount equal to the Reimbursement Obligation created as a result of such payment (or, if the amounts so held are less than such Reimbursement Obligation, all of such amounts) to reimburse such Issuing Bank therefor. Any amounts remaining in the Cash Collateral Account (including interest) after the expiration of all Letters of Credit and reimbursement in full of the Issuing Banks for all of its obligations thereunder shall be held by the Administrative Agent, for the benefit of the Borrower, to be applied against the Obligations in such order and manner as the Administrative Agent may direct. 3.9 The Issuing Bank. The Issuing Banks shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Banks shall have all of the rights, benefits and immunities (a) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by it in connection with Letters of Credit issued by it or proposed to be issued by it and any documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included the Issuing Banks with respect to such acts or omissions, and (b) as additionally provided herein with respect to the Issuing Banks. 3.10 Effectiveness. Notwithstanding any termination of the Commitments or repayment of the Loans, or both, the obligations of the Borrower under this Article III shall remain in full force and effect until the Issuing Banks and the Lenders shall have no further 61 obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. 3.11 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Bank that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Bank (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Bank) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Bank) with respect to each Letter of Credit issued by such Issuing Bank hereunder. No failure on the part of any Issuing Bank to provide such information pursuant to this Section 3.11 shall limit the obligations of the Borrower or any Lender hereunder with respect to its reimbursement and participation obligations hereunder ARTICLE IV CONDITIONS PRECEDENT 4.1 Conditions to Restatement Date. The amendment and restatement of the Existing Credit Agreement and the obligation of each Lender to make Loans and the obligation of the Issuing Banks to issue Letters of Credit hereunder, is subject to the satisfaction of the following conditions precedent as of the Restatement Date: (a) The Administrative Agent shall have received the following, each dated as of the Restatement Date (unless otherwise specified) and in such number of copies as the Administrative Agent shall have requested: (1) Fully executed counterparts of this Agreement from the Borrower, each Lender, the Issuing Banks, the Swingline Lender and the Administrative Agent. (2) Copies of the articles or certificate of incorporation of the Borrower, together with all amendments thereto, and a certificate of good standing, each certified by the appropriate governmental officer or the secretary of the Borrower in its jurisdictions of incorporation. (3) Copies, certified by the Corporate Secretary of the Borrower, of its by-laws and of its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing (i) the execution of the Loan Documents to which the Borrower is a party and (ii) borrowings hereunder by the Borrower in an aggregate amount up to $450,000,000. (4) An incumbency certificate, executed by the Corporate Secretary of the Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower 62 authorized to sign the Loan Documents, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower. (5) A certificate, signed by the Chief Financial Officer of the Borrower, stating that the conditions specified in Section 4.2(a) and (b) have been satisfied. (6) Opinions of counsel to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders). (7) Any Notes requested by a Lender pursuant to Section 2.11 payable to the order of each such requesting Lender. (8) Evidence reasonably satisfactory to the Administrative Agent of any required Governmental Approvals or consents regarding this Agreement. (b) The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent and the Lenders in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations. (c) At least five (5) days prior to the Restatement Date, the Borrower, if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to the Borrower. (d) The Borrower shall have paid (i) all accrued and unpaid fees and interest, if any, under the Existing Credit Agreement as of the Restatement Date, (ii) to the Arrangers, the fees required under the Fee Letters to be paid to them on the Restatement Date, (iii) to the Administrative Agent, the initial payment of the annual administrative fee described in the Wells Fargo Fee Letter, and (iv) all other fees and reasonable expenses of the Arrangers, the Administrative Agent and the Lenders required hereunder or under any other Loan Document to be paid on or prior to the Restatement Date (including reasonable fees and expenses of counsel) in connection with this Agreement and the other Loan Documents. Without limiting the generality of the provisions of the last paragraph of Section 10.3, for purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative 63

Agent shall have received notice from such Lender prior to the proposed Restatement Date specifying its objection thereto. 4.2 Conditions to All Credit Extensions. The Lenders shall not be required to make any Loan, including any initial Loan, and no Issuing Bank shall be required to issue any Letter of Credit, unless on the applicable Borrowing Date or date of issuance, as applicable: (a) There exists no Event of Default or Unmatured Default. (b) The representations and warranties contained in Article V (other than, after the Restatement Date, the representations and warranties set forth in Sections 5.2(b), 5.3, 5.9(ii), 5.11(a), 5.11(b), 5.11(c), 5.11(f), 5.11(g), 5.11(h) and 5.11(i)) are true and correct as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date. Each request for an extension of credit shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(a) and (b) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit 4.2 (a “Compliance Certificate”) as a condition to making a Loan. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that: 5.1 Corporate Existence. Each of the Borrower and its Material Subsidiaries: (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect during the term of this Agreement. 5.2 Financial Condition. (a) The consolidated balance sheet and statement of consolidated capitalization of the Borrower and its consolidated Subsidiaries, if any, as at December 31, 2018 and the related consolidated statements of income, cash flows, common stockholders’ equity and income taxes of the Borrower and its consolidated Subsidiaries, if any, for the fiscal period ended on December 31, 2018, with the opinion thereon of Ernst & Young LLP, and the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries, if any, as of March 31, 2019 and the related consolidated statements of income and cash flows of the Borrower and its consolidated Subsidiaries, if any, for the applicable three-month period ended on such date, heretofore furnished to each of the Lenders are complete and correct and fairly present the consolidated financial 64 condition of the Borrower and its consolidated Subsidiaries, if any, as at said date and the results of their operations for the fiscal period and the applicable three-month period ended on said dates (subject, in the case of financial statements as at March 31, 2019 to normal year-end audit adjustments), all in accordance with GAAP and practices applied on a consistent basis. Neither the Borrower nor any of its Material Subsidiaries had on said dates any material contingent liabilities, liabilities for taxes, unusual forward or long- term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. (b) Since December 31, 2018, there has been no material adverse change in the consolidated financial condition or operations, or the business taken as a whole, of the Borrower and its consolidated Subsidiaries, taken as a whole, if any, from that set forth in said financial statements as at said date. 5.3 Litigation. Other than as set out in Schedule 5.3 hereto, there are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of the Borrower) threatened against the Borrower or any of its Material Subsidiaries as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could have a Material Adverse Effect during the term of this Agreement. 5.4 No Breach. None of the execution and delivery of this Agreement and the Notes, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Borrower, or conflict with or result in a breach of any material Applicable Law or regulation, or any material order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which the Borrower or its Material Subsidiaries is a party or by which it is bound or to which it is subject or which is applicable to it, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument. 5.5 Corporate Action. The Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Notes and to consummate the transactions herein contemplated, and the execution, delivery and performance of this Agreement and the Notes, and the consummation of the transactions herein contemplated, by the Borrower have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Borrower and constitutes, and each of the Notes when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms. 5.6 Regulatory Approval. No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower of this Agreement or any of the other Loan Documents to which it is or will be a party or the legality, validity or enforceability hereof or thereof, other than 65 consents, authorizations and filings that have been (or on or prior to the Restatement Date will have been) made or obtained and that are (or on the Restatement Date will be) in full force and effect, which consents, authorizations and filings are listed on Schedule 5.6. 5.7 Regulations U and X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X, or any official rulings on or interpretations of such regulations. Terms for which meanings are provided in Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section 5.7 with such meanings. 5.8 Pension and Welfare Plans. The Borrower is in compliance with the applicable provisions of ERISA, except where failure to so comply would not be reasonably likely to have a Material Adverse Effect during the term of this Agreement. During the twelve-consecutive- month period prior to the date of the execution and delivery of this Agreement and prior to the date of any borrowing hereunder, no steps have been taken to terminate or completely or partially withdraw from any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 303(k) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty or which could reasonably be expected to have a Material Adverse Effect during the term of this Agreement. Except as disclosed in Schedule 5.8 (“Employee Benefit Plans”), neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA. 5.9 Accuracy of Information. (i) All information (other than the projections financial estimates, forecasts, forward looking statements and information of a general economic and general industry nature) concerning the Borrower and its Subsidiaries and the transactions contemplated hereby taken as a whole, and as modified or supplemented by other information so provided (the “Information”) that has been or will be made available to the Administrative Agent or any Lender by the Borrower or any of its authorized representatives is, or will be when furnished, complete and correct in all material respects and does not, or will not when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. Any projections that have been or will be made available to Administrative Agent or any Lender by the Borrower or any of its authorized representatives have been or will be prepared in good faith based upon reasonable assumptions by the Borrower (it being understood that projections are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results). (ii) As of the Restatement Date, to the knowledge of the Borrower, the information included in the Beneficial Ownership Certification is true and correct in all respects. 66

5.10 Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except for any such tax, the payment of which is being contested in good faith by proper proceedings and against which adequate reserves are being maintained or to the extent such failure is not reasonably likely to have a Material Adverse Effect during the term of this Agreement. 5.11 Environmental Warranties. Except as previously disclosed in the SEC Disclosure Documents or on Schedule 5.11: (a) all facilities and property (including underlying groundwater) owned, operated or leased by the Borrower or any of its Subsidiaries are in material compliance with all Environmental Laws, except for such instances of noncompliance as are not reasonably likely, singly or in the aggregate, to have a Material Adverse Effect during the term of this Agreement; (b) there have been no past, and there are no pending or threatened: (1) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law or, (2) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law; except as are not reasonably likely, singly or in the aggregate, to have a Material Adverse Effect during the term of this Agreement; (c) to the Borrower’s knowledge, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned, operated or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect during the term of this Agreement; (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses, except as are not reasonably likely, singly or in the aggregate, to have a Material Adverse Effect during the term of this Agreement; (e) no property now or previously owned, operated or leased by the Borrower or any of its Subsidiaries is listed or, to the Borrower’s knowledge, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA or on any similar state list of sites requiring investigation or cleanup that, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect during the term of this Agreement; 67

(f) to the Borrower’s knowledge, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned, operated or leased by the Borrower or any of its Subsidiaries that, singly or in aggregate, are reasonably likely to have a Material Adverse Effect during the term of this Agreement; (g) to the Borrower’s knowledge, neither Borrower nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA that, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect during the term of this Agreement; (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, operated or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect during the term of this Agreement; and (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law, which would have a Material Adverse Effect during the term of this Agreement. 5.12 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 5.13 Subsidiaries. As of the Restatement Date, the Borrower has no Subsidiaries. 5.14 Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (a) None of (i) the Borrower, any Subsidiary, or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (ii) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Agreement or the credit facilities established thereby, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) is located, organized or resident in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti- Corruption Laws or Anti-Money Laundering Laws, or (E) derives revenues from investments in, or transactions with, Sanctioned Persons. 68

(b) Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees and agents with all Anti- Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) Each of the Borrower and its Subsidiaries, and to the knowledge of Borrower, each director, officer, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions in all material respects. (d) No proceeds of any extension of credit have been used by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower or such Subsidiary, any of its or their respective directors, officers, employees and agents in violation of Section 6.4. 5.15 EEA Financial Institution. The Borrower is not an EEA Financial Institution. ARTICLE VI COVENANTS During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing: 6.1 Financial Statements. The Borrower shall deliver to the Administrative Agent (and, in the case of clause (g) below, to each of the Lenders): (a) as soon as available and in any event within fifty (50) days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, a consolidated statement of income of the Borrower and its consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and a consolidated statement of cash flows for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet as at the end of such period, all in reasonable detail and prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter, accompanied by a certificate of a senior financial officer of the Borrower, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments); (b) as soon as available and in any event within ninety-five (95) days after the end of each fiscal year of the Borrower, consolidated statements of income, common stockholders’ equity, cash flows, and income taxes of the Borrower and its consolidated Subsidiaries for such year and the related consolidated balance sheet and statement of capitalization at the end of such year, setting forth in each case in comparative form the 69 corresponding figures for the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state, without material qualification, that said financial statements fairly present the consolidated financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year; (c) promptly upon their becoming available, notification of the filing of all registration statements, regular periodic reports, if any, and SEC Disclosure Documents which the Borrower shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange; (d) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies, if not publicly available, or notification of mailing, of all financial statements, reports and proxy statements so mailed; (e) promptly after the Borrower knows or has reason to know that any Event of Default or Unmatured Default has occurred, a notice of such Event of Default or Unmatured Default, describing the same in reasonable detail, and indicating what action is being undertaken with respect to such Event of Default or Unmatured Default; (f) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan or the complete or partial withdrawal from any Pension Plan by the Borrower or any member of its Controlled Group, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 303(k) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and (g) from time to time (i) such other information regarding the business, affairs or financial condition of the Borrower or any of its Subsidiaries or (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable Anti-Money Laundering Laws, in each case as the Administrative Agent or any Lender may reasonably request. The Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to clause (a) or (b) above, a Compliance Certificate, executed by an Authorized Officer of the Borrower. 70

Information required to be delivered pursuant to clause (a), (b), (c) or (d) above shall be deemed to have been delivered on the date on which (i) such information is actually delivered to the Administrative Agent for distribution to the Lenders or (ii) such information (x) has been posted by the Borrower on the Borrower’s website at www.wglholdings.com, or at www.sec.gov or www.ferc.gov and (y) the Borrower provides notice to the Administrative Agent that such information is available and specifies one or more of the above websites on which such information is located. At the request of the Administrative Agent, the Borrower will provide, by electronic mail, electronic versions of all documents containing such information. 6.2 Litigation. The Borrower shall promptly give to the Administrative Agent, for distribution to each Lender, notice of all legal or arbitral proceedings, and of all proceedings before any governmental or regulatory authority or agency, affecting the Borrower or its Material Subsidiaries, except proceedings as to which there is no reasonable possibility of an adverse determination or which, if adversely determined, would not have a Material Adverse Effect during the term of this Agreement. 6.3 Corporate Existence, Compliance with Laws, Taxes, Examination of Books, Insurance, etc. The Borrower shall, and shall cause each of its Material Subsidiaries to: except in a transaction permitted by Section 6.13, preserve and maintain its corporate existence and all of its material rights, privileges and franchises if failure to maintain such existence, rights, privileges or franchises would materially and adversely affect the financial condition or operations of, or the business taken as a whole, of the Borrower and its Subsidiaries; comply with the requirements of all Applicable Laws, rules, regulations and orders of governmental or regulatory authorities (except Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions), except if failure to comply with such requirements would not materially and adversely affect the financial condition or operations of, or the business taken as a whole, of the Borrower and its Subsidiaries; comply in all material respects with the requirements of all Anti- Corruption Laws, Anti-Money Laundering Laws and Sanctions; provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained, except proceedings as to which there is no reasonable possibility of an adverse determination or which, if adversely determined, would not have a Material Adverse Effect; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted and except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect; permit representatives of any Lender or the Administrative Agent, during normal business hours and with reasonable notice, up to once per calendar year (unless an Event of Default shall have occurred and is continuing), to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Administrative Agent or such Lender through the Administrative Agent (as the case may be); and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or 71 damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations. 6.4 Use of Proceeds. The Borrower shall use the proceeds of the Loans and Letters of Credit hereunder for its general corporate purposes (in compliance with all applicable legal and regulatory requirements) and as support for its obligations in respect of commercial paper. The Borrower shall not request any borrowing of Loans or the issuance of any Letter of Credit, and the Borrower shall not use, and the Borrower shall cause its Subsidiaries and its or their respective directors, officers and employees not to use, the proceeds of any Loans or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 6.5 Environmental Covenant. The Borrower will, and will cause each of its Subsidiaries to: (a) use and operate all of its facilities and properties in compliance with all Environmental Laws except for such noncompliance which, singly or in the aggregate, will not have a Material Adverse Effect during the term of this Agreement, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, except where the failure to keep such permits, approvals, certificates, licenses or other authorizations, or any noncompliance with the provisions thereof, will not have a Material Adverse Effect during the term of this Agreement, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except for any noncompliance that will not have a Material Adverse Effect during the term of this Agreement; (b) immediately notify the Administrative Agent and provide copies upon receipt of all written inquiries from any Governmental Authority, claims, complaints or notices relating to the condition of its facilities and properties or compliance with Environmental Laws which will have a Material Adverse Effect during the term of this Agreement; and (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 6.5. 6.6 Financial Covenant. The Borrower will not permit the ratio of (i) its Consolidated Financial Indebtedness to (ii) its Consolidated Total Capitalization to exceed 0.65 to 1.0 at any time. 6.7 Local Regulatory Commission Approval. The Borrower shall promptly notify the Administrative Agent in the event that the borrowing of any Loan by the Borrower will require the approval of the Public Service Commission of the District of Columbia, the Public Service Commission of Maryland, or the State Corporation Commission of Virginia. The Borrower will 72 obtain any such required approval prior to the time such approval is required. Promptly upon receipt of any such approval, the Borrower will furnish a copy thereof to the Administrative Agent. 6.8 Beneficial Ownership Certification. The Borrower shall (a) promptly give to the Administrative Agent and each Lender notice of any change in the information provided in the Beneficial Ownership Certificate that would result in a change to the list of beneficial owners identified therein and (b) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. 6.9 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. 6.10 Negative Pledge. Except for Permitted Liens, the Borrower shall not, nor shall it permit any Material Subsidiary to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its undertaking, business, revenues or income, properties, rights or assets, whether now owned or hereafter acquired, unless it causes the Obligations to be secured equally and ratably with such Lien and causes the creditors in respect of such Lien to have entered into an intercreditor agreement in form, scope and substance reasonably satisfactory to the Administrative Agent. 6.11 Subsidiary Debt Limitation. The Borrower shall not permit any Material Subsidiary to create, incur, assume, permit to exist or otherwise become liable for an amount of Indebtedness (but excluding Permitted Indebtedness) which, in the aggregate, exceeds $200,000,000. 6.12 Change of Business. The Borrower shall not, nor shall it permit any Material Subsidiary to, change in any material respect the nature of the business or operations of the Borrower and the Material Subsidiaries taken as a whole from activities relating to the energy sector. 6.13 Fundamental Changes. The Borrower shall not, nor shall it permit any of its Material Subsidiaries to, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Unmatured Default or Event of Default exists or would result therefrom: (i) any Material Subsidiary of the Borrower may merge or consolidate with, or Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to, the Borrower or to another Subsidiary of the Borrower (provided, that in the case of any such transaction involving the Borrower, the Borrower shall be the surviving entity or transferee); 73

(ii) any Material Subsidiary of the Borrower may merge or consolidate with any other Person, provided that the surviving entity is a Material Subsidiary of the Borrower; and (iii) the Borrower may merge or consolidate with any other Person, provided that the Borrower is the surviving entity. ARTICLE VII EVENTS OF DEFAULT The occurrence of any one or more of the following events shall constitute an Event of Default: 7.1 The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any Reimbursement Obligation, or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or any fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document. 7.2 The Borrower or any of its Material Subsidiaries (i) shall default in the payment when due of any principal of or interest on any of its other Indebtedness having an aggregate principal amount of at least $25,000,000, (ii) shall default under any Hedge Agreement covering a notional amount of Indebtedness of at least $25,000,000, (iii) or fails to observe or perform any other agreement or condition relating to any note, agreement, indenture or other document evidencing or relating to any such Indebtedness; or any other event occurs, the effect of which is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due prior to its stated maturity. 7.3 Any representation, warranty or certification made or deemed made herein by the Borrower, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made, deemed made, or furnished in any material respect. 7.4 The Borrower shall default in the performance of its obligations under Section 6.1(e), 6.6, 6.10, 6.11, 6.12 and 6.13 hereof. 7.5 The Borrower shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of thirty (30) days after the earlier of (i) the date on which a senior officer of the Borrower becomes aware of such default, or (ii) the date on which notice thereof is given to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent). 7.6 The Borrower or any of its Material Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due. 7.7 The Borrower or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of 74 itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing. 7.8 A proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Material Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Material Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower or such Material Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days; or an order for relief against the Borrower or such Material Subsidiary shall be entered in an involuntary case under the Bankruptcy Code. 7.9 A final judgment or judgments for the payment of money in excess of $50,000,000 in the aggregate that is not covered by insurance, performance bonds or the like shall be rendered by a court or courts against the Borrower or any of its Subsidiaries, and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within ninety (90) days from the date of entry thereof and the Borrower or the relevant Subsidiary shall not, within said period of ninety (90) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal. 7.10 Any of the following events shall occur with respect to any Pension Plan: (i) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $50,000,000; or (ii) the complete or partial withdrawal from any Pension Plan by the Borrower or any member of its Controlled Group if, as a result of such withdrawal, the Borrower or any such member could incur any liability by such Pension Plan in excess of $50,000,000; or (iii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 303(k) of ERISA. 7.11 Any license, consent, authorization or approval, filing or registration now or hereafter necessary to enable the Borrower to comply with its obligations hereunder or under the 75

Notes shall be revoked, withdrawn, withheld or not effected or shall cease to be in full force and effect. 7.12 The occurrence of any Change in Control. ARTICLE VIII REMEDIES, WAIVERS AND AMENDMENTS 8.1 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: 8.1.1 declare the commitment of each Lender to make Loans and any obligation of the Issuing Banks to issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated; 8.1.2 declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; 8.1.3 require that the Borrower Cash Collateralize the aggregate Stated Amount of outstanding Letters of Credit (in an amount equal to 102% of the aggregate Stated Amount thereof); and 8.1.4 exercise on behalf of itself, the Lenders and the Issuing Banks all rights and remedies available to it, the Lenders and the Issuing Banks under the Loan Documents; provided, however, that upon the occurrence of any Event of Default described in Section 7.6, 7.7 or 7.8 with respect to the Borrower, the obligation of each Lender to make Loans and any obligation of any Issuing Bank to issue Letters of Credit shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the aggregate Stated Amount of Letters of Credit as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. If, within thirty (30) days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Event of Default (other than any Event of Default as described in Section 7.6, 7.7 or 7.8) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination. 8.2 Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or 76 the Borrower hereunder or waiving any Event of Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby: (i) Extend the final maturity of any Loan or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon (subject to clause (iii) of the third to last paragraph of this Section 8.2); (ii) Increase any Commitment of any such Lender over the amount thereof in effect or extend the maturity thereof (it being understood that a waiver of any condition precedent set forth in Section 4.2 or of any Unmatured Default or Event of Default or mandatory reduction in the Commitments, if agreed to by the Required Lenders or all Lenders (as may be required hereunder with respect to such waiver), shall not constitute such an increase); (iii) Reduce the percentage specified in the definition of Required Lenders; (iv) Extend the Facility Termination Date (except as set forth in Section 2.6), reduce the amount or extend the payment date for, the mandatory payments required under Section 2.1.2, increase the amount of the Commitment of such Lender hereunder (without the consent of such Lender), or permit the Borrower to assign its rights under this Agreement; (v) Alter any provision in this Agreement providing for the pro rata treatment of the Lenders; (vi) Amend this Section 8.2 or any provision of this Agreement requiring the consent or other action of all of the Lenders; or (vii) Unless agreed to in writing by the Issuing Banks, the Swingline Lender or the Administrative Agent in addition to the Lenders required as provided hereinabove to take such action, affect the respective rights or obligations of the Issuing Bank, the Swingline Lender or the Administrative Agent, as applicable, hereunder or under any of the other Loan Documents. Notwithstanding the fact that the consent of all Lenders is required in certain circumstances as set forth above, each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein. Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender, (ii) if the Administrative Agent and the Borrower shall have jointly identified (each in its sole discretion) an obvious error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be 77 permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following the posting of such amendment to the Lenders and (iii) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 2.18.6 in accordance with the terms of Section 2.18.6. No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. 8.3 Preservation of Rights. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of an Event of Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full. ARTICLE IX GENERAL PROVISIONS 9.1 Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive during the period that the Loans herein contemplated are outstanding. 9.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any Applicable Law. 78

9.3 Headings. Headings to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents. 9.4 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof. 9.5 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns; provided, however, that the parties hereto expressly agree that the Arrangers shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 9.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement. 9.6 Expenses; Indemnification. 9.6.1 Expenses. The Borrower shall pay: (i) the Administrative Agent and the Arrangers for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent or the Arrangers, and their respective Affiliates, in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents; (ii) the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys for the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders, which attorneys may be employees of the Administrative Agent, the Arrangers, the Issuing Banks or the Lenders) paid or incurred by the Administrative Agent, the Arrangers, the Issuing Banks or any Lender in connection with the collection and enforcement of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.6, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; (iii) the Issuing Banks in connection with the issuance of any Letter of Credit or demand for payment thereunder; and (iv) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof 79 by, the Administrative Agent, any Issuing Bank or any Lender as a result of conduct of the Borrower that violates a sanction enforced by OFAC. 9.6.2 Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, each Issuing Bank and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower and any of its Subsidiaries) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Material on or from any property owned or operated by the Borrower of any of its Subsidiaries, or any environmental claim related in any way to the Borrower or its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or its Subsidiaries, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any of its Subsidiaries against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 9.6.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages or related liabilities or expenses arising from any non-Tax claim. 9.6.3 Payments on Demand. All amounts due under this Section 9.6 shall be payable by the Borrower upon demand therefor. 9.7 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders. 9.8 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower’s audited financial statements. 80

9.9 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect. 9.10 Nonliability of Lenders; No Advisory or Fiduciary Responsibility. 9.10.1 The Borrower agrees that neither the Administrative Agent, the Arrangers nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Administrative Agent, the Arrangers nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, punitive or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby. 9.10.2 In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any 81

obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. 9.10.3 The Borrower acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under this Agreement) and without any duty to account therefor to any other Lender, the Arrangers, the Borrower or any Affiliate of the foregoing. 9.11 Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by Applicable Law, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender’s direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 12.4. 9.12 Disclosure. The Borrower and each Lender hereby acknowledge and agree that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates. 9.13 Rights Cumulative. Each of the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies. 9.14 Co-Syndication Agents. The Co-Syndication Agents shall have no liability or obligation whatsoever to the Borrower, the Administrative Agent or any Lender at any time under this Agreement, other than its obligations as a Lender hereunder. 9.15 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 82

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (1) a reduction in full or in part or cancellation of any such liability; (2) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (3) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. 9.16 Certain ERISA Matters. (i) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any of its Subsidiaries, that at least one of the following is and will be true: (a) such Lender is not using “plan assets” (within the meaning of section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (b) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (c) (1) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (3) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of 83

PTE 84-14 and (4) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (d) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (ii) In addition, unless either (1) sub-clause (a) in the immediately preceding clause (i) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (d) in the immediately preceding clause (i), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any of its Subsidiaries, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.17 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (i) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a 84 state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (ii) As used in this Section 9.17, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). ARTICLE X THE ADMINISTRATIVE AGENT 10.1 Appointment and Authority. Each of the Lenders (for purposes of this Article X, references to the Lenders shall also mean the Issuing Bank and the Swingline Lender) hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as set forth in Section 10.6, the provisions of this Article X are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor of its Subsidiaries shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” (or any other similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations under agency doctrine of any Applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 10.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or 85

“Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 10.3 Exculpatory Provisions. 10.3.1 The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Unmatured Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay under the Bankruptcy Code or under other applicable bankruptcy, insolvency or similar law now or hereafter in effect or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of the Bankruptcy Code or any other applicable bankruptcy insolvency or similar law now or hereafter in effect; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. 10.3.2 The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.2 and 8.1), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Unmatured Default or Event of Default unless and until notice describing such Unmatured Default or Event of Default is given to the Administrative Agent in writing by the Borrower or a Lender. 10.3.3 The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection 86 with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Unmatured Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance, extension, renewal or increase of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 10.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. 10.6 Resignation of Administrative Agent. 10.6.1 Resignation Effective Date. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so 87 appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Regardless of whether a successor has been appointed or has accepted such appointment, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. 10.6.2 Discharge of Duties After Resignation. With effect from the Resignation Effective Date, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for in Section 10.6.1. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article X and Section 9.6 shall continue in effect for the benefit of such retiring Administrative Agent, its sub- agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. 10.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 10.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Arrangers, Co-Syndication Agents or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. 10.9 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under the Bankruptcy Code or under other applicable bankruptcy, insolvency or 88 similar law now or hereafter in effect or any other judicial proceeding relative to the Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan or Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents, sub-agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.4 and 9.6) allowed in such judicial proceeding and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents, sub-agents and counsel, and any other amounts due the Administrative Agent under Section 2.4 or 9.6. 10.10 Issuing Bank and Swingline Lender. The provisions of this Article X (other than Section 10.2) shall apply to the Issuing Bank and the Swingline Lender mutatis mutandis to the same extent as such provisions apply to the Administrative Agent. ARTICLE XI SETOFF; RATABLE PAYMENTS 11.1 Setoff. In addition to, and without limitation of, any rights of the Lenders under Applicable Law, if the Borrower becomes insolvent, however evidenced, or any Event of Default occurs and is continuing, each Lender, the Issuing Banks and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender, such Issuing Bank or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, such Issuing Bank or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the 89

Administrative Agent, the Issuing Banks and the Lenders (including the Swingline Lender), and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 11.1 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and each Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon Obligations owing to it in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to (i) notify the Administrative Agent of such fact and (ii) purchase participations (for cash at face value) in the Obligations held by the other Lenders so that after such acquisition each Lender will hold its ratable proportion of the then-outstanding Obligations; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 11.2 shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Reimbursement Obligations or Swingline Loans to any assignee or Participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 11.2 shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. If under the Bankruptcy Code or under other applicable bankruptcy, insolvency or similar law now or hereafter in effect, any Lender receives a secured claim in lieu of a setoff to which this Section 11.2 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 11.2 to share in the benefits of any recovery on such secured claim. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or other amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral or other protection ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS 12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or 90 obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan. 12.2 Participations. 12.2.1 Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other entities (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 8.2 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.18.1, 2.18.2, 2.19, and 2.20 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3; provided that such Participant (A) agrees to be subject to the provisions of Section 2.21 as if it were an assignee under Section 12.3 and (B) shall not be entitled to receive any greater payment under Section 2.18 or 2.19, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable 91 efforts to cooperate with the Borrower to effectuate the provisions of Section 2.21 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.1 as though it were a Lender; provided that such Participant agrees to be subject to Section 11.2 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other Obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. 12.2.2 Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 12.3 Assignments. 12.3.1 Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time assign to one or more banks or other entities (“Purchasers”) all or any part of its rights and obligations under the Loan Documents. Such assignment shall be pursuant to an agreement substantially in the form of Exhibit 12.3.1. The consent of the Borrower and the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that if an Event of Default has occurred and is continuing, the consent of the Borrower shall not be required; provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender’s Commitment (calculated as of the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated). The consent of the Issuing Banks (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding). The consent of the Swingline Lender (such consent not to be 92 unreasonably withheld or delayed) shall be required for any assignment hereunder. No such assignment shall be made to (A) a natural person, (B) the Borrower or any of its respective Affiliates or Subsidiaries or (C) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause. 12.3.2 Effect; Effective Date. Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitments assigned to such Purchaser but such transferor Lender shall continue to be entitled to the benefits of Sections 2.18.1, 2.18.2, 2.19, and 2.20 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.2.2. 12.3.3 Assignments by a Defaulting Lender. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the Applicable Percentage of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (i) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon), and (ii) acquire (and fund as appropriate) its full share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then 93 the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. 12.3.4 Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at its address for notices referred to in Schedule 1.1-B a copy of each assignment agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, or revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by each of the Borrower and the Issuing Bank, at any reasonable time and from time to time upon reasonable prior notice. 12.4 Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement. 12.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.19. ARTICLE XIII NOTICES 13.1 Notices. Except as otherwise permitted by Section 2.12 with respect to Borrowing Notices, Swingline Borrowing Notices and Continuation/Conversion Notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (i) in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (ii) in the case of any Lender, at its address or facsimile number set forth on its Administrative Questionnaire or (iii) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (x) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (y) if given by mail, 72 hours after such communication is deposited in the mail with first-class postage prepaid, addressed as aforesaid, or (z) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the 94 address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received. 13.2 Change of Address. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto. ARTICLE XIV COUNTERPARTS; EFFECTIVENESS This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall become effective when (a) it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action and (b) the Borrower has paid all outstanding fees and other amounts payable by the Borrower in connection with the termination of the Existing Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Agreement. ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL 15.1 CHOICE OF LAW. THE RIGHTS AND DUTIES OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS UNDER THIS AGREEMENT AND THE NOTES (INCLUDING MATTERS RELATING TO THE MAXIMUM PERMISSIBLE RATE), AND THE OTHER LOAN DOCUMENTS SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. 15.2 Consent To Jurisdiction. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in The City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Article XIII, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, any Lender or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, any Co-Syndication Agent, 95

any Lender or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Administrative Agent or any Lender involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. 15.3 WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM. 15.4 LIMITATION ON LIABILITY. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, NEITHER THE ADMINISTRATIVE AGENT, NOR THE LENDERS NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, AND TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM. 15.5 USA PATRIOT ACT NOTICE. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. ARTICLE XVI AMENDMENT AND RESTATEMENT This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Restatement Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement, nor shall it extinguish, terminate or impair the obligations or the rights or remedies of the Administrative Agent under the Existing Credit Agreement, or any other Loan Document. On the Restatement Date, the credit facilities described in the Existing Credit Agreement shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans, letters of credit and obligations of the Borrower outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans, letters of credit and obligations outstanding under the corresponding facilities described herein, without any further action by any Person (including, without limitation, any assignment), except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of the Revolving Loans, together with any Revolving Loans funded on the Restatement Date, reflect the respective Commitments of the Lenders hereunder. As of the Restatement Date, the Commitments of each financial institution party to the Existing Credit Agreement as a lender that 96 has elected not to continue as a Lender under this Credit Agreement and that is identified on the signature pages hereto as an Exiting Lender (the “Exiting Lenders”) shall be terminated and permanently reduced to zero. As of the Restatement Date, each of the Exiting Lenders shall cease to be a party to the Existing Credit Agreement and shall have no further rights or obligations thereunder and shall have no rights or obligations hereunder other than as set forth in this Section (other than any right or obligation, that pursuant to the Existing Credit Agreement, expressly survives a termination of the Commitments) and each Exiting Lender shall return to the Borrower any promissory note executed and delivered by such Borrower to such Exiting Lender pursuant to the Existing Credit Agreement. Except as expressly amended hereby, each Loan Document shall continue in full force and effect in accordance with the provisions thereof on the date hereof. Any reference to the “Agreement,” “Credit Agreement” or any of the other Loan Documents herein or in any other Loan Documents shall refer to this Agreement and such other Loan Documents as amended hereby. [SIGNATURE PAGES FOLLOW] 97

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written. WASHINGTON GAS LIGHT COMPANY, as Borrower By: _/s/ Douglas I. Bonawitz________________ Name: Douglas I. Bonawitz Title: Senior Vice President, Chief Financial Officer and Treasurer SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank, Swingline Lender and Lender By: _/s/ Gregory R. Gredvig_________________ Name: Gregory R. Gredvig Title: Director SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as Co-Syndication Agent, and Lender By: _/s/ Ryan T. Hamilton__________________ Name: Ryan T. Hamilton Title: Vice President SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD., as Co-Syndication Agent, and Lender By: _/s/ Dominic Yung_____________________ Name: Dominic Yung Title: Director SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A., as Co-Syndication Agent, and Lender By: _/s/ Vijay Prasad_______________________ Name: Vijay Prasad Title: Senior Vice President SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender By: _/s/ Tarah Masniuk_____________________ Name: Tarah Masniuk Title: Director By: _/s/ Randy Geislinger___________________ Name: Randy Geislinger Title: Managing Director SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA, as Lender By: _/s/_Maria E. Hushovd__________________ Name: Maria E. Hushovd Title: Authorized Signatory SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as Lender By: _/s/ David Dewar______________________ Name: David Dewar Title: Director SIGNATURE PAGE TO WASHINGTON GAS LIGHT 2019 AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK, NATIONAL ASSOCIATION, as Lender By: _/s/ Patrick Donohue___________________ Name: Patrick Donohue Title: Officer